As filed with the Securities and Exchange Commission on June 11, 2014

Securities Act Registration No. 333-195106

Investment Company Registration No. 811-22956

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒      PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO. __

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒      AMENDMENT NO. 1

Forefront Income Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

590 Madison Ave, 34th Floor, New York, NY 10022

(Address of Principal Executive Offices)

(212) 607-8150

(Registrant’s Telephone Number, including Area Code)

Bradley Reifler

Forefront Income Trust

590 Madison Ave

34th Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Tamar A. Donikyan, Esq.

Richard I. Anslow, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

(212) 370-1300

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

It is proposed that this filing will become effective:

☐ when declared effective pursuant to section 8(c) of the Securities Act of 1933

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.01 par value	$100,000,000	$12,880.00

(1) Estimated solely for purpose of calculating the registration fee.

(2) Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 11, 2014

Preliminary Prospectus

 Forefront Income Trust

COMMON SHARES OF BENEFICIAL INTEREST

This Prospectus (the “Prospectus”) relates to the offering of 10,000,000 common shares of beneficial interest, par value $0.001 (“Shares”) of Forefront Income Trust (the “Trust”), a newly organized Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified, “interval” management investment company. The Trust has registered the offering and sale of the Shares under the Securities Act of 1933 (the “Securities Act”).

Investment Objective . The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities (as defined herein). There can be no assurance that the Trust will achieve its investment objective.

An investment in the Shares involves a high degree of risk, will be illiquid and should be considered speculative. You could lose some or all of your investment. See “Risk Factors” beginning on page 23 of this Prospectus.

The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate on the earlier of (i) the date on which $     of Shares have been sold or (ii) [the date 60 days after the commencement of the offering], 2014 or on such earlier or later date as the Trust’s Board of Trustees may determine. The Trust will not commence investment operations until the termination of the initial offering period. After the initial offering period, if less than $100,000,000 of Shares have been sold, the Trust expects to continue to offer Shares at a price per Share equal to the Trust’s net asset value (“NAV”) per Share plus the applicable sales load. During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose. The minimum required initial investment in the Trust is $2,500.

The Shares have not been and will not be listed on any securities exchange and no shareholder of the Trust or any other person will have the right to require the Trust to redeem any Shares. As a result, the Shares will be illiquid. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. The Trust expects to offer to repurchase up to 5% of its then-outstanding Shares per quarter. See “Share Repurchases”.

Offering Amount (1)	$100,000,000
Sales Load (2)	3.00%
Proceeds to the Trust (3)	$97,000,000

(1) Reflects the offer of 10,000,000 Shares at the initial offering price of $10 per Share. See “Plan of Distribution”.

(2) A total of 3.00% of the gross proceeds from all Shares sold shall be paid to                                  (the “Distributor”) for its services as distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other brokers or dealers that have entered into selling agreements with the Distributor (“Selling Agents”). The Distributor may reallow up to the full amount of the 3.00% sales load to some or all of the Selling Agents. See “Plan of Distribution”.

(3) Assumes that all Shares offered are sold at the initial offering price during the initial offering period and reflects the deduction of the sales load of 3.00%. If Shares continue to be sold after the initial offering period, the proceeds to the Trust may be less than that indicated, as NAV per Share may then be lower than the initial offering price. The Trust estimates that its offering expenses during the initial offering period, other than the 3.00% sales load, will be approximately $      . These expenses will initially be paid by Forefront Capital Management, LLC, the Trust’s investment adviser (the “Advisor”). The Trust will reimburse the Advisor for these expenses after the end of the initial offering period, up to the actual amounts incurred by the Advisor. See “Management of the Trust—Reimbursement of Certain Expenses Borne by Advisor”.

[Distributor]

This Prospectus is dated      , 2014.

Leverage. The Trust does not currently foresee incurring leverage but, subject to the limitations imposed by the 1940 Act, the Trust may incur leverage from time to time, by borrowing from banks, issuing debt securities, issuing preferred shares or entering into certain portfolio transactions that may give rise to leverage.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”).

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•	The Trust is newly organized and has no operating history.

•	Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.

•	The Shares will not be listed on any securities exchange.

•	Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that any particular Shares tendered will be repurchased by the Trust. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.

•	The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•	The Trust is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.

•	The Trust intends to qualify as a as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Internal Revenue Code” or the “Code”), which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•	If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest unless and until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.
•	Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.

This Prospectus sets forth concisely information you should know about the Trust before investing. You are advised to read this Prospectus carefully and retain it for future reference. Additional information about the Trust, including the Trust’s statement of additional information (“SAI”) dated            , 2014, has been filed with the Securities and Exchange Commission (“SEC”). You can request a copy of the SAI and the Trust’s annual and semi-annual reports (when they become available), without charge by writing to or calling           , the Trust’s transfer agent (the “Transfer Agent”), at           or           . The SAI in its entirety is incorporated by reference into this Prospectus. The table of contents of the SAI appears on page 58 hereof. The Trust will send annual and semi-annual reports, including financial statements, when they become available, to all holders of its Shares. You can obtain the SAI, other material incorporated by reference herein and other information about the Trust on the SEC’s website, www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No broker, dealer, salesperson or other person is authorized to give a prospective shareholder any information or to represent anything not contained in this Prospectus or the SAI. You must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus or the SAI. The information contained in this Prospectus and the SAI is current only as of their respective dates.

Subscriptions for Shares will not be accepted until the Trust’s registration statement of which this Prospectus forms a part is declared effective. Pending investment in the Trust, the proceeds of Shares sold during the initial offering period will be deposited in an escrow account. If the Trust does not commence investment operations, subscription amounts will be returned to investors.

The Shares are not deposits or obligations of or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Prospective shareholders should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective shareholder should consult with his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

PROSPECTUS TABLE OF CONTENTS

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Trust has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer of its Shares in any jurisdiction where the offer or sale is not permitted.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective shareholder should consider before investing in Forefront Income Trust. Before investing, a prospective shareholder should carefully read the more detailed information appearing elsewhere in this Prospectus and the Trust’s SAI, which in its entirety is incorporated by reference into this Prospectus. The Prospectus and SAI should be retained for future reference by any prospective shareholder.

The Trust:

Forefront Income Trust is a newly organized, closed-end, non-diversified “interval” management investment company. Throughout this Prospectus, we refer to Forefront Income Trust as the “Trust” or as “we,” “us” or “our”. See “The Trust.” The Trust will operate as an “interval fund”, by making repurchase offers to its shareholders on a quarterly basis. See “Share Repurchases”.

The Offering:

The Trust is offering, pursuant to this Prospectus, 10,000,000 of its Shares. The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate on the earlier of (i) the date on which $     of Shares have been sold or (ii) [the date 60 days after the commencement of the offering], 2014 or on such earlier or later date as the Trust’s Board of Trustees may determine. The Trust will not commence investment operations until the termination of the initial offering period. After the initial offering period, if less than $100,000,000 of Shares have been sold, the Trust expects to continue to offer Shares at a price per Share equal to the Trust’s NAV per Share plus the applicable sales load. During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose.

is serving as distributor of the Shares on a best efforts basis, subject to various conditions. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to the Distributor for its services. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. The Distributor may reallow up to the full amount of the 3.00% sales load to some or all of the Selling Agents. See “Plan of Distribution”.

Investment Objective:

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities (as defined below). There can be no assurance that the Trust will achieve its investment objective. See “Investment Objective and Principal Investment Strategies”.

Investment Strategies:

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade rated (commonly referred to as “junk” or high yield/high risk) loan and debt instruments with maturities of not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis (collectively, “Fixed Income Securities”). Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities: (i) asset-backed securities; (ii) senior secured or unsecured loans or debt (“Senior Loans”); (iii) second lien or other subordinated, secured or unsecured loans or debt (“Second Lien or Subordinated Loans”); (iv) dividend yielding preferred securities; and (v) other securities described herein.

We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. If there is an attractive opportunity, we may invest in smaller or larger companies. The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes may help mitigate the risk of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

By investing in Fixed Income Securities with maturities of not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio. See “Investment Objective and Principal Investment Strategies—Investment Strategies”.

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Portfolio Composition:

The Trust’s portfolio will be composed principally of the following investments. Additional information with respect to the Trust’s investment policies and restrictions is contained in the SAI.

Asset-Backed Securities . Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans . Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. Many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans . Second Lien or Subordinated Loans have many of the same general characteristics as Senior Loans, except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest in or lien on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral. It is possible that no collateral value would remain for the second priority lien holder, which would result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates, reflecting the additional risk.

Dividend Yielding Preferred Securities . Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

Shares of Other Investment Companies . The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in them, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which they were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

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Active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that substantially all of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below-investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below-investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses. Fixed Income Securities that are rated below-investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities, because issuers of such securities may be more susceptible to economic fluctuations and the prospects for the payment of interest or dividends and the repayment of principal may be speculative. See “Investment Objective and Principal Investment Strategies—Portfolio Composition”.

Other Investment Policies:

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate issuers; and (c) corporations that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, the Trust may invest its assets in liquid, investment-grade debt securities, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. Any income earned from such investments will ordinarily be reinvested by the Trust in accordance with its principal investment strategies.

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Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective. See “Investment Objective and Principal Investment Strategies—Other Investment Policies”.

Risk Management Techniques:

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to hedge and manage risk in furtherance of the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO)” for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes. See “Investment Objective and Principal Investment Strategies—Risk Management Techniques” and “Risk Factors”.

Use of Options:	The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates. Additional information with respect to options transactions in which the Trust may engage is contained in the SAI.

Use of Proceeds:	The proceeds of the offering of the Shares, net of the sales load paid to the Distributor and other offering expenses, will be invested in accordance with the Trust’s investment objective and principal investment strategies as soon as practicable, starting immediately after the termination of the initial offering period. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. The Trust may or may not be able to invest its assets more quickly than this, depending on the availability of the types of securities in which the Trust seeks to invest, in sufficient quantities, of appropriate credit qualities and at prices attractive to the Trust. See “Use of Proceeds.”

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Share Repurchases:

The Trust will operate as an “interval fund” by making quarterly offers to repurchase its Shares pursuant to Rule 23c-3(b) under the 1940 Act. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline. No assurance can be given that any particular Shares tendered will be repurchased by the Trust.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%. Additionally, the Trust may in the future determine to charge a repurchase fee payable to the Trust, not to exceed 2% of the proceeds of the repurchase, reasonably to compensate it for its expenses directly related to the repurchase.

The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•      That the Trust is offering to repurchase Shares at net asset value.

•      The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed.

•      The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

•      The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.

•      The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.

•      The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.

•      The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

•      The circumstances in which the Trust may suspend or postpone a repurchase offer.

•      Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

For you to participate in any repurchase, your Shares must be held through an intermediary with whom the Trust and its agents are able and, in their sole discretion, willing to transact in respect of the repurchase. The repurchase request deadline will be strictly observed. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in certain specified situations.

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If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Trust will reduce the number of outstanding Shares and the assets of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares, by increasing the Trust’s expenses and reducing any net investment income.

Leverage:

The Trust may borrow money to purchase portfolio securities and for portfolio management and other lawful purposes, including administrative purposes. This practice is known as “leverage.” The Trust does not currently foresee incurring leverage but, subject to the limitations imposed by the 1940 Act, the Trust may incur leverage from time to time, by borrowing from banks, issuing debt securities, issuing preferred shares or entering into certain portfolio transactions that may give rise to leverage.

The Trust is authorized to incur leverage up to limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings, to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under Subchapter M of the Internal Revenue Code under circumstances that would otherwise result in the liquidation of investments. Additionally, certain portfolio transactions entered into by the Trust may give rise to a form of leverage. Such transactions will not be considered borrowings by the Trust so long as they are collateralized or covered as required under the 1940 Act. The Trust may also incur leverage through the issuance of preferred shares up to certain limitations imposed under the 1940 Act, although it has no current intention of doing so. The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. See “Investment Objective and Principal Investment Strategies—Leverage,” “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

Board of Trustees:

The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor. See “Management of the Trust”.

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Incentive Fee to Advisor:

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust will pay the Advisor a performance-based incentive fee (the “Incentive Fee”), annually in arrears for the fiscal year then ended, subject to the Trust having achieved an increase in its net investment income for that fiscal year of 8.00% (in other words, subject to the Trust having achieved an 8.00% return for its shareholders). We refer to this as the Hurdle. The Trust’s fiscal year runs from January 1 to December 31 (“Fiscal Year”). The Incentive Fee for any Fiscal Year will be equal to (i) 80.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income (as defined below) for such Fiscal Year that exceeds the shareholders’ 8.00% return but is less than or equal to a xx.00% return, plus (ii) 20.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income for such Fiscal Year that exceeds xx.00%. For purposes of calculating the Incentive Fee, “Pre-Incentive Fee Net Investment Income” means, with respect to any Fiscal Year, the interest income, dividend income and other income (including any fees, such as commitment origination, structuring, diligence and consulting fees or other fees that we receive in connection with an investment) accrued during the Fiscal Year, minus our operating expenses for the Fiscal Year. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. No Incentive Fees are payable on any capital gains. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer. All calculations of Pre-Incentive Fee Net Investment Income will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Trust (excluding the Incentive Fee) and any amounts that are, in the Advisor’s discretion, appropriate reserves. See “Management of the Trust—Advisor—Incentive Fee”.

The Incentive Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors.”

Expenses:

The Trust pays all of its operational and investment expenses, including but not limited to brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense and all ongoing ordinary administrative and operational costs, including but not limited to legal costs, accounting costs, taxes and any fees paid to the Trust’s Administrator, Custodian, Transfer Agent (each as defined below) and other agents and all expenses incurred in connection with the offering and sale of its Shares and communications with shareholders. The Trust also pays any extraordinary operating expenses.

The Advisor bears all ongoing ordinary administrative and operational costs of the Advisor, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs and its own legal, accounting and filing fees.

For a summary of the expenses that an investor will incur (directly or indirectly) by purchasing and holding Shares, see “Summary of Fees and Expenses”.

Investor Suitability:

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor.

Minimum Investment:

The minimum required initial investment in the Trust is $2,500. In certain instances, the Trust may be able and, in its sole discretion, willing to accept investments below these minimums. See “Plan of Distribution.”

Subscription for Shares:	During the initial offering period, subscriptions for Shares will be accepted as determined by the Distributor. After the termination of the initial offering period, if Shares continue to be offered, subscriptions will be accepted on a weekly basis, on each Thursday that the New York Stock Exchange is open for business (or if it is closed, on its next preceding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 (trade date plus three business days) basis. See “Plan of Distribution.”

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Sales Load:

A total of 3.00% of the gross proceeds from all Shares sold shall be paid to the Distributor for its services as distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. The Distributor may reallow up to the full amount of the 3.00% sales load to some or all of the Selling Agents. See “Plan of Distribution”.

Distributions, Automatic Dividend Reinvestment Plan:

The Trust intends to make a distribution each quarter to its shareholders of its net investment income after expenses and provisions. In order to maintain its status as a RIC and avoid U.S. federal excise taxes, the Trust will have to distribute over 90% of its income annually. See “Tax Considerations—Taxation of the Company”. The Board reserves the right to change the distribution policy from time to time.

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Administrator.

Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account. See “Distribution and Dividend Reinvestment Policies”.

Transferability of Shares:

There is currently no market for Shares and none is expected to develop. No shareholder of the Trust or any other person will have the right to require the Trust to redeem any Shares. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”.

Valuation:

The NAV of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined weekly, on each Thursday that the New York Stock Exchange is open for business (or if it is closed, on its next preceding business day), as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses or dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares. See “Determination of Net Asset Value”.

Regulated Investment Company Status:	We intend to elect to be treated, and to qualify annually thereafter, as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or net capital gains that we timely distribute to our shareholders as dividends. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net realized short-term capital gains, if any, in excess of our net realized long-term capital losses. See “Tax Considerations—Taxation of the Company”.

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Indemnification:

Under its Declaration of Trust, the Trust has agreed to indemnify each member of its Board, its officers and the Advisor and its affiliates (including such persons who serve at the Trust’s request as directors, officers, members, partners or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Trust Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Trust Covered Person shall not have acted in good faith in the reasonable belief that such Trust Covered Person’s action was in or not opposed to the best interests of the Trust and except that no Trust Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Trust Covered Person would otherwise be subject by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trust Covered Person’s position. Upon certain conditions, the Trust may advance expenses incurred by any Trust Covered Person in advance of the final disposition of any action, suit or proceeding.

In the event of any request to hold harmless or indemnify any person as permitted under Sections 17(h) and (i) of the 1940 Act, including (x) where liability has not been adjudicated, (y) where the matter has been settled or (z) in situations involving an advancement of attorney’s fees or other expenses, the Trust will follow SEC policy regarding such matters, including the policy set forth in Release No. 11330, so long as the interpretation of Sections 17(h) and (i) contained in that release remains in effect.

Reports:

The Trust will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period, respectively.

Administrator:

The Trust has entered into an administration agreement (the “Administration Agreement”) with (the “Administrator”). The Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records of the Trust, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

Distributor:

                               is the Distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. Additional Selling Agents may be appointed by the Distributor.

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares after the end of the initial offering period. Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. See “Plan of Distribution—Distribution Agreement”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Trust, to the Distributor and other broker-dealers in connection with the sale and distribution of Shares or the retention or servicing of shareholder accounts.

Transfer Agent:
Independent Registered Public Accounting Firm:
Custodian:

                     (the “Custodian”) acts as the custodian of Trust assets pursuant to an agreement between the Custodian and the Trust. In furtherance of its duties to the Trust, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Trust.

Risks:

An investment in the Trust should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•       The Trust is newly organized and has no operating history.

•       Shareholders may lose capital and the Trust may fail to effectively achieve its investment objective.

•       The Shares will not be listed on any securities exchange.

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  •       Although the Trust will operate as an “interval fund” by making repurchase offers to its shareholders on a quarterly basis, no assurance can be given that any particular Shares tendered will be repurchased by the Trust. Therefore, you should not expect to be able to sell your Shares at any particular time, regardless of how the Trust performs.

•       The Shares are appropriate only for shareholders who can tolerate a high degree of risk and do not require a liquid investment.

•       The Trust is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Trust’s investment portfolio may be subject to greater risk and volatility than if its investments were made in the securities of a broad range of issuers.

•       The Trust intends to qualify as a RIC under Subchapter M of the Internal Revenue Code, which may in some cases prevent it from taking advantage of attractive investment opportunities or force it to liquidate investments at disadvantageous times or prices.

•       If you may need access to the money you invest, then the Trust’s Shares are not a suitable investment, because you will not have access to the money you invest unless and until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.

•       Distributions may be funded from the capital you invest or from borrowings, if the Trust does not have sufficient earnings. Any invested capital that is returned to you will be reduced by the Trust’s fees and expenses, including sales loads.

See “Risk Factors”.

Conflicts of Interest:	Various potential conflicts of interest may arise from the overall investment activities of the Advisor and its affiliates, to the extent other vehicles or accounts advised by the Advisor or any of its affiliates have investment objectives that overlap, in whole or in part, with those of the Trust. Before purchasing Shares, you should consider carefully the potential conflicts of interest and the policies regarding conflicts of interest described under “Conflicts of Interest”.

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SUMMARY OF FEES AND EXPENSES

The table below describes the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. Because the Trust has no operating history, many of these expenses are estimates. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust.”

Shareholder Transaction Expenses:

Sales Load (as a percentage of the offering price) (1)	3.00%

Annual Expenses (as a percentage of net assets attributable to Shares):

Management Fee (2)	0.00%
Reimbursement of Certain Expenses Borne by Advisor (3)	x.xx %
Other Expenses (4)	0.80%
Distribution and Service Fee (5)	1.00%
Incentive Fee (6)	—%
Total Annual Expenses (Excluding Incentive Fee)	x.xx %

(1)	A total of 3.00% of the gross proceeds from all Shares sold shall be paid to the Distributor for its services as distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other Selling Agents that have entered into selling agreements with the Distributor. The Distributor may reallow up to the full amount of the 3.00% sales load to some or all of the Selling Agents. See “Plan of Distribution”.
(2)	The Trust will not pay the Advisor a fixed management fee.
(3)	The Trust estimates that its offering expenses during the initial offering period, other than the 3.00% sales load, will be approximately $ . These expenses will be paid by the Advisor, and the Trust will reimburse the Advisor for these expenses after the end of the initial offering period, up to the actual amounts incurred by the Advisor. See “Management of the Trust—Reimbursement of Certain Expenses Borne by Advisor”.
(4)	“Other Expenses” are estimated based on the anticipated annual expenses of the Trust’s operations and the anticipated annual expenses of offering Shares after the termination of the initial offering period, including without limitation professional fees, offering costs, SEC filing fees, FINRA filing fees, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs, the fees and expenses of other funds in which the Trust may invest and other expenses.
(5)	Following the commencement of investment operations, the Trust will pay the Distributor an ongoing Distribution and Service Fee at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares after the end of the initial offering period. Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. See “Plan of Distribution—Distribution Agreement”.
(6)	The Trust will not pay the Advisor a fixed management fee. Instead, the Trust will pay the Advisor a performance-based Incentive Fee, annually in arrears for the Fiscal Year then ended, subject to the Trust having achieved an increase in its net investment income for that Fiscal Year of 8.00% (in other words, subject to the Trust having achieved an 8.00% return for its shareholders). We refer to this as the Hurdle. The Incentive Fee for any Fiscal Year will be equal to (i) 80.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income for such Fiscal Year that exceeds the shareholders’ 8.00% return but is less than or equal to a xx.00% return, plus (ii) 20.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income for such Fiscal Year that exceeds xx.00%. See “Management of the Trust—Advisor—Incentive Fee”. Because we cannot predict whether our performance will be sufficient to exceed the Hurdle, we have assumed for purposes of the table above that no Incentive Fee is paid. The Incentive Fee presents certain risks that are not present in the case of investment companies that do not pay such a fee. See “Risk Factors.”

The purpose of the example below is to assist you in understanding the fees and expenses you will incur (directly or indirectly) if you buy and hold Shares in the Trust. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Trust, please see “Management of the Trust.”

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Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

The example above is based on the fees and expenses set forth in the table above and should not be considered a representation of the Trust’s actual future fees and expenses, which may be higher or lower than the example shown. Moreover, the Trust’s annual return may be higher or lower than the 5% return assumed for purposes of the example. If the annual return were higher, the absolute amount of fees and expenses would increase.

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THE TRUST

The Trust is a newly organized, closed-end, non-diversified “interval” management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 11, 2014, pursuant to the Declaration of Trust. The Trust has no operating history. The Trust’s principal office is located at 590 Madison Avenue, 34th Floor, New York, New York 10022 and its telephone number is (212) 607-8150.

USE OF PROCEEDS

The proceeds of the offering of the Shares, net of the sales load paid to the Distributor and other offering expenses, will be invested in accordance with the Trust’s investment objective and principal investment strategies as soon as practicable, starting immediately after the termination of the initial offering period. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. The Trust may or may not be able to invest its assets more quickly than this, depending on the availability of the types of securities in which the Trust seeks to invest, in sufficient quantities, of appropriate credit qualities and at prices attractive to the Trust.

Pending the investment of assets in accordance with the Trust’s investment objective and principal investment strategies the Trust may invest its assets in liquid, investment-grade debt securities, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. Any income earned from such investments will ordinarily be reinvested by the Trust in accordance with its principal investment strategies. The Trust may be prevented from achieving its investment objective during any time in which the Trust’s assets are not substantially invested in accordance with its principal investment strategies.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategies

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade rated (commonly referred to as “junk” or high yield/high risk) loan and debt instruments with maturities of not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis. A security may be sold if, in the opinion of the Advisor, there has been a change in the position’s fundamentals or relative value, or the risk and return profile has deteriorated, or the Advisor may wish to pursue more attractive investment alternatives.

We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. The policy to concentrate in an industry is a fundamental policy of the Trust and may not be changed without shareholder approval. If there is an attractive opportunity, we may invest in smaller or larger companies. The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes will help mitigate the risk of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

By investing in Fixed Income Securities with maturities of not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

Portfolio Composition

Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities. Additional information with respect to the Trust’s investment policies and restrictions is contained in the SAI.

Asset-Backed Securities . The Trust may invest in debt obligations that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans . Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s NAV. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

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Second Lien or Subordinated Loans . The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

Dividend Yielding Preferred Securities . The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes affecting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Shares of Other Investment Companies . The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in such securities, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which those securities were subject. As described in this Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that many of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below-investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below-investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses.

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Fixed Income Securities that are rated below-investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Fixed income securities rated below-investment grade involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for the Trust to sell these securities, or the Trust may only be able to sell the securities at prices lower than if the securities were highly liquid. Furthermore, the Trust may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated securities may be less than the prices used in calculating the Trust’s NAV.

Other Investment Policies

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate issuers; and (c) corporations that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, the Trust may invest its assets in liquid, investment-grade debt securities, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. Any income earned from such investments will ordinarily be reinvested by the Trust in accordance with its principal investment strategies.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective.

Risk Management Techniques

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to further the Trust’s investment objective, no assurance can be given that this will be successful.

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The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

The Trust may enter into derivatives transactions with counterparties that are approved by the Advisor in accordance with guidelines and procedures established by the Trust’s Board of Trustees. These guidelines and procedures will require minimum credit ratings from a Nationally Recognized Statistical Rating Organization (“NRSRO)” for each counterparty, creditworthiness monitoring and procedures, including the implementation of various credit enhancement techniques (for example, collateralization of amounts due from counterparties), to limit risk exposure to counterparties whose ratings fall below certain NRSRO ratings levels.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes.

Additional information with respect to the use of options is contained in the SAI.

Leverage

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes. This practice is known as “leverage.” The Trust does not currently foresee incurring leverage but, subject to the limitations imposed by the 1940 Act, the Trust may incur leverage from time to time, by borrowing from banks, issuing debt securities, issuing preferred shares or entering into certain portfolio transactions that may give rise to leverage.

The Declaration of Trust authorizes the Trust, without the prior approval of shareholders, to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank or issue debt securities in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. In this connection, the Trust would issue notes or other evidence of indebtedness (including in respect of bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets to security interests. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, immediately after any such borrowings, the Trust must have “asset coverage” of at least 300%. With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of indebtedness represented by senior securities issued by the Trust. The Trust may also engage in certain portfolio transactions and investment strategies and techniques that may give rise to a form of leverage. Such transactions will not be considered borrowings so long as they are collateralized or covered by entering into offsetting transactions or segregating or earmarking liquid securities on the books of the Trust as required by the 1940 Act. To the extent that the Trust does not segregate liquid assets or otherwise collateralize or cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement that the Trust have an asset coverage of at least 300%. The Trust may also incur leverage through the issuance of preferred shares, provided it maintains asset coverage of at least 200% under the applicable terms of the 1940 Act. However, the Trust has no current intention of issuing any preferred securities.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under circumstances that would otherwise result in the liquidation of investments. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions when timing might otherwise require detrimental dispositions of Trust securities.

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The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. The timing of any leverage and the terms of the leverage would be determined by the Advisor. The terms of any leverage may contain provisions that limit certain activities of the Trust, including the payment of distributions to common shareholders or others in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant lenders and holders of preferred shares certain voting rights in the event of a default in the payment of interest on or repayment of principal. In the event that any such provisions would impair the Trust’s status as a RIC, the Trust intends to repay the leverage.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial reports to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant would be one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant would be one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

Section 18 of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue indebtedness represented by senior securities (as defined in the 1940 Act) unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 300% of such indebtedness. If it issues indebtedness represented by senior securities, the Trust intends, to the extent possible, to purchase or redeem such securities from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any such securities, the terms of any such securities would likely have to include more stringent asset coverage provisions, which would require the redemption of any such securities in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code. In the event that, twelve months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, holders of any such securities would be entitled to elect a majority of the Trustees of the Trust. In the event that, twenty-four months after the issue of indebtedness represented by senior securities, the Trust fails to have asset coverage of at least 100%, an event of default would be deemed to have occurred.

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In addition, under Section 18 of the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 200% of the involuntary liquidation preference of the Trust’s preferred shares plus the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value plus such indebtedness. If it issues preferred shares, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any such preferred shares would likely have to include more stringent asset coverage provisions, which would require the redemption of any such preferred shares in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of preferred shares voting together as a single class. In the event the Trust fails to pay distributions on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Trust.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Risk Factors”, “Description of Shares—Preferred Shares” and “Share Repurchases”.

Effects of Leverage

The following table illustrates the effect of leverage on the Trust’s Shares, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Trust. Please see “Risk Factors.”

The table further assumes the issuance of leverage representing 33-1/3% of the Trust’s managed assets and an annual interest rate on the Trust’s leverage of 1.5%.

Assumed Portfolio Total Return (Net of Debt Service Expenses)	-10%	-5%	0%	5%	10%
Trust Share Total Return (1)	(15.75)%	(8.25)%	(0.75)%	6.75%	14.25%

(1) Trust Share Total Return is composed of two elements: assumed Share distributions paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest on leverage) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the distributions it receives from its investments are entirely offset by losses in the value of those investments.

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RISK FACTORS

An investment in the Trust entails a high degree of risk and is suitable only for investors for whom an investment in the Trust does not represent a complete investment program and who fully understand and are capable of bearing the risk of an investment in the Trust. Prospective investors should carefully consider the following risk factors, among others, in determining whether an investment in the Trust is a suitable investment and should consult their own legal, tax and financial advisors as to all these risks and an investment in the Trust generally. Prospective shareholders should only invest in the Trust as part of an overall investment strategy. The following list of risk factors is not a complete summary or explanation of the various risks involved in an investment in the Trust. There can be no assurance that the Trust will be able to achieve its investment objective and investment results may vary substantially depending on when a shareholder purchased his or her Shares.

The Trust has no operating history.

The Trust is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle. The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period. During this start-up period, the Trust may not achieve its desired portfolio composition. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Trust’s Advisor has no experience managing a closed-end investment company. If the Trust fails to achieve its estimated size, expenses will be higher than expected. In addition, it may be difficult to implement the Trust’s strategies unless the Trust raises a meaningful amount of funds.

There is currently no secondary market for the Shares and none is expected to develop.

The Trust is a closed-end investment company and designed for long-term investors. Unlike many closed-end investment companies, the Trust’s Shares are not and will not be listed on any securities exchange and are not publicly traded. No shareholder of the Trust or any other person will have the right to require the Trust to redeem any Shares. As a result, the Shares will be illiquid. Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline. See “Share Repurchases”. Nevertheless, no assurance can be given that any particular Shares tendered will be repurchased by the Trust. Unlike an investor in most closed-end investment companies, you should not expect to be able to sell your Shares at any particular time. You will not have access to the money you invest unless and until the Trust offers to repurchase Shares and your Shares are accepted in such a repurchase offer.

If the Trust repurchases more Shares than it is able to sell, the Trust’s net assets will decline and expense ratios may increase.

If the Trust repurchases more Shares than it is able to sell as part of its continuous offering, the Trust’s net assets will decline and expense ratios may increase and the Trust’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Trust to sell assets it would not otherwise sell and the Trust may be forced to sell Trust assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Trust. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Trust’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Trust will repurchase the Shares tendered on a pro rata basis and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they would otherwise have tendered in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Trust will repurchase more Shares than it is able to sell.

Issuers of debt securities held by the Trust may not make payments as required, which may result in losses to the Trust.

There is a risk that issuers of debt securities held by the Trust will not make payments in respect of their obligations under those securities, resulting in losses to the Trust. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and consequently in Shares of the Trust. Lower credit quality may also affect liquidity and make it difficult to sell the security. Default or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of the securities, thereby reducing the value of your investment in Trust Shares. In addition, default may cause the Trust to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Trust invests may prove to be incorrect and may not produce the desired results.

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Trust invests may prove to be incorrect and may not produce the desired results. In regard to value, the NAV of the Trust changes based on the value of the securities in which it invests. The majority of the Trust’s portfolio investments are expected to be made in securities that are not publicly traded. As a result, in order to determine NAV, as well as other financial measures of the Trust and its financial condition, our Advisor and the Trust will have to determine the fair value of these securities without reference to their public trading prices. See “Determination of Net Asset Value” for a description of how valuations will be conducted. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security will be materially different from the value that could be realized upon the sale of that security. Given the foregoing, there may be uncertainties as to or errors in the valuation of our portfolio investments.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested.

An investment in our Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in our Shares represents an indirect investment in the securities owned by the Trust. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your Shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, our NAV and the value of our Shares may decline.

We could experience fluctuations in our periodic results, reduced NAV and declines in the value of our Shares due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred shares we may issue, to the extent applicable), variations in and the timing of the recognition of gains and losses and appreciation and depreciation, the degree to which we encounter competition in our markets and general economic conditions.

We are authorized to use financial leverage to the maximum extent allowable under the 1940 Act.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes. This practice is known as “leverage.” The Trust does not currently foresee incurring leverage but, subject to the limitations imposed by the 1940 Act, the Trust may incur leverage from time to time, by borrowing from banks, issuing debt securities, issuing preferred shares or entering into certain portfolio transactions that may give rise to leverage. Subject to the restrictions of the 1940 Act, the Trust may also “releverage” through the incurrence of new borrowing or new or reissued preferred shares.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

There are also risks associated with using leverage in an effort to increase the yield on and distributions in respect of the Shares, including that the costs of the leverage exceed the income from investments made with such leverage, that the higher volatility of Trust performance thereby effected will adversely affect NAV and that fluctuations in interest rates on the borrowings or on dividend rates on preferred shares may adversely affect yields and distributions to the shareholders.

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As long as the Trust is able to invest the proceeds of any leverage in loans or other investments that provide a higher net return than the costs of such leverage (i.e., the current interest rate on any borrowing or the dividend rate of any preferred shares, after taking into account the expenses of any such borrowing or preferred shares offering) and the Trust’s other operating expenses, the leverage will allow the Trust to realize a higher current rate of return than if the Trust were not leveraged. However, if the costs of leverage exceed the return on proceeds after expenses, shareholders would have a lower rate of return than if the Trust had had an unleveraged capital structure.

During any annual period in which the Trust owes interest on borrowings or dividends on any outstanding preferred shares, the failure to pay on such amounts will preclude the Trust from paying dividends on the Shares. The rights of lenders to the Trust to receive interest on and repayment of principal on any borrowings and the rights of holders of any preferred shares issued by the Trust to receive dividends, will be senior to the rights of holders of the Shares to receive dividends or other distributions and the terms of any such borrowings or preferred shares may contain provisions which limit certain activities of the Trust, including the payment of dividends to holders of Shares in certain additional circumstances. The Trust may be required to pledge assets to secure borrowings. Further, the terms of any borrowings or preferred shares may and the 1940 Act does (in certain circumstances), grant to the lenders or preferred share holders, as applicable, certain voting rights in the event of delinquent payments. In addition, under the 1940 Act, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Trust is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions could impair the ability of the Trust to maintain its qualification for federal income tax purposes as a RIC. The Trust intends, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary to maintain compliance with such asset coverage requirements, which may involve the payment by the Trust of a premium and the sale by the Trust of portfolio securities at a time when it may be disadvantageous to do so.

Costs relating to leverage will be borne by the Trust’s shareholders and will reduce the income or net assets available to shareholders. If the Trust’s current investment income is ever insufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Trust might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the NAV attributable to the Trust’s Shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowings may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance. See “Description of Shares—Preferred Shares” and “Share Repurchases”.

If the Trust is unable to access loans for use as leverage, this may depress the returns of the Trust.

The Trust may have difficulty accessing private loans for use as leverage. In addition, lenders to the Trust may terminate or refuse to renew any credit facility. In any such case, if the Trust is unable to access to such credit, it may be compelled to curtail or amend its investment program, or seek leverage by issuing debt securities or preferred shares or be forced to sell investments at inopportune times, any of which may depress Trust returns.

The success of the Trust will depend, in large part, on the Advisor and key personnel.

The success of the Trust will depend, in large part, upon the skill and expertise of the Advisor, Forefront Capital Management, LLC, to develop and implement investment strategies that achieve the Trust’s investment objective. The Advisor will be responsible for the Trust’s investment activities and shareholders must rely on the Advisor and such other key personnel of Forefront Capital Management, LLC and its affiliates, including Bradley Reifler and David Wasitowski, to conduct and manage the Trust’s activities. In the event of the death, disability or departure of any such persons, the business and the performance of the Trust may be adversely affected. Such personnel may have other responsibilities at Forefront Capital Management, LLC or its affiliates and, therefore, conflicts may arise in the allocation of personnel, management time, services or functions. The ability of the Advisor and such personnel to access other professionals and resources within other groups at Forefront Capital Management, LLC or its affiliates may be limited under certain circumstances. See “Conflicts of Interest – Forefront Policies and Procedures”.

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Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients, which may result in potential conflicts of interest.

Individual investment professionals at the Advisor and its affiliates manage multiple accounts for multiple clients. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from or conflict with those of the Trust. See “Conflicts of Interest – Forefront Policies and Procedures”.

The Incentive Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative that those that might have been made in the absence of the Incentive Fee, which may adversely affect our results.

The Advisor is not paid a minimum annual fee, such as a management fee, as is typically the case with registered investment companies. Instead, the Advisor is paid under the Incentive Fee arrangement. The Incentive Fee is payable to the Advisor only after the Trust’s annual returns exceed a Hurdle of 8.00%. Once the Hurdle is exceeded, the Advisor receives (i) 80% of all returns (if any) that are above the Hurdle but less than or equal to a xx.00% return, plus (ii) 20.0% of all returns (if any) that are above xx.00%. See “Management of the Trust—Advisor—Incentive Fee”.

Given the foregoing, the Incentive Fee may create an incentive for the Advisor to cause the Trust to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Fee, in order to achieve annual returns that are high enough to exceed the Hurdle. In addition, the Advisor may cause the Trust to incur more leverage than it might have in the absence of the Incentive Fee, which could lead to more volatile results for the Trust and other risks of incurring leverage. Moreover, the Incentive Fee is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as in the case of the accrual of end-of-term payments, payment-in-kind (“PIK”) interest or dividend payments on securities that have PIK features, original issue discount (“OID”) in respect of securities that are issued under terms that give rise to OID and zero coupon securities.( End-of-term payments are contractual, fixed interest payments due on the maturity of a loan, including upon prepayment and are typically a fixed percentage of the original principal balance of the loan. OID is non-cash income that must be recognized over the life of the applicable loan.) The Incentive Fee could encourage the Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. This risk could be increased because the Advisor is not obligated to reimburse us for any fees it receives even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Although the Board does not expect to monitor individual investment decisions by the Advisor and the timing of individual investment decisions, including in each case as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and its responsibilities under the 1940 Act, expects to consider on a regular whether the Incentive Fee is fair and reasonable and whether the incentives it may create for the Advisor are operating in the best interests of the Trust.

There are no limitations on investment strategies the Trust may employ.

In accordance with the Trust’s investment objective, the Advisor will implement such strategies or discretionary approaches as it believes from time to time may be best suited to prevailing market conditions, subject to the limitations set forth by the Board. There can be no assurance that the Advisor will be successful in implementing any particular investment strategy or discretionary approach or that it will be able to effectively achieve the Trust’s investment objective.

The Trust’s concentration in a single industry means the Trust will be subject to greater volatility than an investment company that is not so concentrated.

Because the Trust will invest more than 25% of its assets in the short-term business credit institution industry, the Trust will be subject to greater volatility risk than an investment company that is not concentrated in a single industry. The Trust’s performance largely depends on the overall condition of the industries associated with such investments and the Trust will be susceptible to economic, political and regulatory risks or other occurrences associated with this industry.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income .

For U.S. federal income tax purposes, in certain circumstances, we may be required to recognize taxable income prior to when we receive the cash associated with that income, such as in the case of the accrual of end-of-term payments, PIK interest or dividend payments on securities that have PIK features, OID in respect of securities that are issued under terms that give rise to OID and zero coupon securities. Any end-of term-payments, PIK interest payments or OID may be included in our income before we receive any corresponding cash payment.

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Since, in these cases, we may be compelled to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute annually at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, which we must do in order to maintain our qualification as a RIC and avoid a 4% U.S. federal excise tax on certain of our undistributed income (as described below). In such a case, we may have to sell investments at times we would not consider advantageous, raise additional debt or equity capital in other ways or reduce new investments, in order to raise the cash necessary to meet these distribution requirements. If we are not able to obtain sufficient cash from other sources, we may fail to qualify as a RIC and thus be subject to income and excise tax.

In addition, OID income may create uncertainty about the source of the Trust’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even if some or all of it may come from the proceeds of capital offerings. Therefore, despite the fact that a distribution of OID income may come in whole or in part from the cash invested by shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.

Investments in securities with PIK features or OID may represent additional risks to the Trust.

When interest on securities with PIK features is paid “in kind”, the security holder typically receives additional securities equal in value to the amount of interest that was due to be paid. This has the effect of generating investment income at a compounding rate. In the case of the Trust investing in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Incentive Fee payable to the Advisor, will increase at a compounding rate. In addition, the deferral of PIK interest reduces the loan-to-value ratio at a compounding rate.

Instruments issued with OID or PIK features are typically issued at higher interest rates, reflecting the deferral of payments to instrument holders embodied in the terms of such securities and the consequent increased credit risk associated with these instruments. OID and PIK instruments generally represent a significantly higher credit risk than other debt instruments, such as coupon loans. OID and PIK instruments may have unreliable valuations, because their continuing accruals require continuing judgments by the instrument holder as to the collectability of the deferred payments and the value of any associated collateral. Even if the instrument holder has accrued properly for the deferred payments, the debtor could still default when the Trust’s actual collection is supposed to occur at the maturity of the obligation.

Holding OID instruments creates the additional risk that the Advisor’s Incentive Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments, and if those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Incentive Fee that were based on OID non-cash accruals that never resulted in the receipt of cash.

There can be no assurance that the Trust will be able to successfully deploy its capital in the anticipated time frame of three to six months.

The Advisor expects that substantially all of the Trust’s assets will be invested within approximately three to six months after termination of the initial offering period, although the investment process may take longer, which may impact the Trust’s value and its initial distributions to shareholders. The Trust’s ability to successfully invest its capital during this initial deployment period will depend on prevailing market conditions and a variety of other factors that are difficult to predict. If the Trust commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective. The Trust’s Advisor has no experience managing a closed-end investment company. If the Trust fails to achieve its estimated size, expenses will be higher than expected. In addition, it may be difficult to implement the Trust’s strategies unless the Trust raises a meaningful amount of funds. There can be no assurance that such initial deployment of the Trust’s assets will not take longer than anticipated.

The Trust’s investments may involve credit or default risk, which may subject the Trust’s assets to additional risk of loss.

The Trust’s investments may involve credit or default risk, which is the risk that an issuer or borrower will be unable to make principal and interest payments on its outstanding debt when due. The risk of default and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions, interest rates, an issuer’s equity and the financial circumstances of the issuer. Such default risk will be heightened to the extent the Trust makes relatively junior investments in an issuer’s capital structure since such investments are structurally subordinate to more senior tranches in such issuer’s capital structure and the Trust’s overall returns would be adversely affected to the extent one or more issuers is unable to meet its debt payment obligations when due. To the extent the Trust holds a “mezzanine” or lower interest in any issuer that is unable to meet its debt payment obligations, such mezzanine interest could become subordinated to the rights of such issuer’s creditors in a bankruptcy. Furthermore, the financial performance of one or more issuers could deteriorate as a result of, among other things, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, underlying issuers that the Trust expected to be stable may operate or expect to operate, at a loss or have significant fluctuations in ongoing operating results, may otherwise have a weak financial condition or be experiencing financial distress and subject the Trust’s investments to addition risk of loss and default.

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The Trust will be subject to fluctuating interest rates and the strategies employed by the Trust to provide protection may prove unhelpful or potentially compound the impact of such fluctuations.

The Trust’s investments may include loans with both floating interest rates and fixed interest rates. Floating rate investments earn interest at rates that adjust from time to time (typically monthly) based upon an index (typically one-month LIBOR). These floating rate loans are insulated from changes in value specifically due to changes in interest rates; however, the coupons they earn fluctuate based upon interest rates (again, typically one-month LIBOR) and, in a declining or low interest rate environment, these loans will earn lower rates of interest and this will impact our operating performance. Fixed interest rate investments, however, do not have adjusting interest rates and the relative value of the fixed cash flows from these investments will decrease as prevailing interest rates rise or increase as prevailing interest rates fall, causing potentially significant changes in value. The Advisor may employ various hedging strategies to limit the effects of changes in interest rates (and in some cases credit spreads), including engaging in interest rate swaps, caps, floors and other interest rate derivative products. The Advisor believes that no strategy can completely insulate the Trust from the risks associated with interest rate changes and there is a risk that they may provide no protection at all and potentially compound the impact of changes in interest rates.

The Trust may become subject to claims of lender liability, which would adversely affect results.

In recent years, a number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. There can be no assurance that such claims will not arise or that the Trust will not be subject to significant liability if a claim of this type does arise.

We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Internal Revenue Code.

To qualify as a RIC under Subchapter M of the Internal Revenue Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses, if any, to our shareholders on an annual basis. Because we may incur debt, financial covenants under loan and credit agreements could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of funds available for distributions to our shareholders and the amount of funds available for new investments. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust may be subject to excise tax if we fail to make the distributions required as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on December 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance that the Trust will be able to avoid this excise tax liability. See “Tax Considerations” in this Prospectus and “Taxes” in the accompanying SAI.

The Trust is dependent on third-party service providers and the failure of any such provider to effectively satisfy their obligations may materially adversely affect our operations.

The Trust is dependent on third-party service providers in connection with their respective operations. To the extent any such service providers fail effectively to satisfy their obligations to the Trust, there may be a material adverse impact on the Trust’s operations. In addition, the Trust may be required to indemnify such service providers for liabilities incurred in connection with the affairs of the Trust. Such liabilities may be material and have an adverse effect on our returns to shareholders. The indemnification obligation of the Trust would be payable from the assets of the Trust.

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The Trust may engage in Risk Management Transactions for risk management purposes.

The Trust may engage in various Risk Management Transactions for hedging and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any Risk Management Transaction involves risks, including the imperfect correlation between the price or value of the derivative instruments and the assets being hedged, the possible default of the other party to the transaction, the possible illiquidity of the derivative instruments and the fact that a hedging party may not participate fully in a rise in the market value of the underlying security. Furthermore, the Trust’s ability to successfully use Risk Management Transactions depends on the Advisor’ ability to predict pertinent market movements, which cannot be assured. The use of Risk Management Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions are not otherwise available to the Trust for investment purposes.

Derivative transactions risks

The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments. The Trust also may purchase derivative instruments that combine features of these instruments. The Trust may do so in seeking to achieve its investment objectives or for other reasons, such as for cash management, financing activities and hedging and risk management purposes. Some investments in derivatives are negotiated over-the-counter with a counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. The Advisor will monitor, evaluate and assess the creditworthiness of these counterparties on an ongoing basis.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances and could miss favorable market developments. It is impossible to predict when or for how long, the Trust may use such alternative strategies. There can be no assurance that such strategies will be successful. Further, to the extent that the Trust invests defensively, it may not achieve its investment objective.

Risks Related to Specific Investments

Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk of loss of principal and interest.

Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk of loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal. In addition, issuers of such bonds are considered by rating agencies and others to face a higher possibility of defaulting on their obligations and entering bankruptcy than issuers of higher-rated debt. If any of the foregoing occurs, the value of the bonds will decrease, the Trust’s Share value may decrease and the Trust’s income may be reduced. In addition, an economic downturn or period of rising interest rates could adversely affect the operations of the issuers of these bonds and increase the risk of default and adversely affect the market for these bonds and reduce the Trust’s ability to sell them. Also, such securities are often issued privately under the SEC’s Rule 144A and such “Rule 144A” securities are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Trust’s ability to resell them and ultimately decrease the value of the Trust’s Shares. In all events, the Advisor’s assessment of the credit quality of a high yield bond issuer (or any other issuer) could prove incorrect and the Trust could suffer losses as a result.

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When the Trust invests in Fixed Income Securities, the value of your investment in the Trust will fluctuate with changes in interest rates.

When the Trust invests in Fixed Income Securities, the value of your investment in the Trust will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of Fixed Income Securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, lengthening the maturity of a security). These risks could affect the value of a particular investment, possibly causing the Trust’s Share value and total return to be reduced and fluctuate more than other types of investments.

During periods of declining interest rates, the issuer of a security or the borrower under a loan may exercise its option to prepay principal earlier than scheduled, possibly forcing the Trust to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Trust’s return. Debt investments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition, the market price of the Trust’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-rate debt investments generally rises. Conversely, during periods of rising interest rates, the market price of such investments generally declines. The magnitude of these fluctuations in the market price of debt investments is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates.

The risks associated with Senior Loans are similar to the risks of below-investment grade securities, although Senior Loans are typically senior and secured in contrast to below-investment grade securities, which are often subordinated and unsecured.

The risks associated with Senior Loans are similar to the risks of below-investment grade securities, although Senior Loans are typically senior and secured in contrast to below-investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure historically has resulted in generally higher recoveries than for below-investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are subject to the risk of price declines and to increases in prevailing interest rates; however, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Trust’s investments in Senior Loans should typically be considered speculative because of the credit risk of their issuers.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans also share many of the same risks as other below-investment grade securities.

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, support by letters of credit, surety bonds or other credit enhancements.

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, support by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The Trust’s investments in preferred securities carry special risks, including:

Deferral . Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

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Subordination . Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, including in terms of corporate income and liquidation payments and therefore will be subject to greater credit risk than such debt instruments.

Limited Voting Rights . Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust-preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights . In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively affect the return of the security held by the Trust.

Our portfolio will be concentrated in a single industry sector and may be invested in only a limited number of companies or other issuers, which will subject us to a risk of significant loss if the industry sector experiences a downturn or the business or market position of any one or a small number of these companies or other issuers deteriorates.

We will concentrate our investments in a single industry sector, the short-term business credit institution industry. In addition, we may invest in a limited number of companies and other issuers. Consequently, the aggregate returns we realize may be significantly adversely affected if there is a downturn in the short-term business credit institution industry, if a small number of the companies or other issuers in which we invest perform poorly or if we need to write down the value of any one or a small number of investments. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification and our investments could be limited to relatively few issuers.

As a non-diversified investment company under the 1940 Act, the Trust may invest a greater portion of its assets in a more limited number of issuers than a diversified investment company. While the Trust intends to comply with the diversification requirements of the Code applicable to regulated investment companies, the Trust’s investment program may nonetheless present greater risk to an investor than an investment in a diversified investment company due to the impact that changes in the industries and markets related to short-term business credit institutions may have on the value of our Shares.

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest principally in U.S. issuers, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. Investing in foreign companies and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as security holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments.

The Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar and changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisor may, but is not required to, seek to protect the Trust from changes in currency exchange rates through hedging transactions, depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

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We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may use instruments such as forward contracts, caps, collars, floors and interest rate swaps to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market prices and interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against a market price or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not be able to establish an effective correlation between such hedging instruments and the portfolio holdings being hedged.

The Trust will not have control over the issuers that underlie the Trust’s investments, which may negatively affect the Trust’s interests in such issuer.

The Trust will generally not have a right to vote or to make decisions with respect to the operation of the issuers that underlie the Trust’s investments. Investment decisions pertaining to issuers of underlying loans will generally be made by the owners of such issuers, in the case of underlying loans. Any decision made by one of those parties may not be in the best interest of the Trust and, even if that decision is determined to be in the Trust’s best interests by that party, may be contrary to the decision that the Trust would have made and may negatively affect the Trust’s interests.

The Trust’s due diligence review of issuers may not uncover all relevant facts, which may adversely impact the Trust’s ability to assess the investment.

Before making any investments, the Advisor will assess the factors that it believes will determine the success of that investment. This process is particularly important and subjective because there may be little information publicly available about the investments, other than what is available in the prospectuses, offering memoranda or similar disclosure documentation associated with the investments. The Trust cannot provide any assurances that these due diligence processes will uncover all relevant facts of the underlying investments or that any investment will be successful.

 The Advisor may find it necessary to foreclose on certain loans the Trust acquires, which may reduce the net proceeds to the Trust and also increase potential loss.

The Advisor may find it necessary or desirable to foreclose on certain loans or enforce its security interests with respect to collateral underlying certain loans and the enforcement process may be lengthy and expensive. The protection of the terms of the applicable loan, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests, may not be adequate. Claims may be asserted by lenders or borrowers that might interfere with enforcement of the Trust’s rights. Borrowers may resist enforcement actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no basis in fact, in an effort to prolong the enforcement action and seek to force us into a modification of the loan or a favorable buyout of the borrower’s position in the loan. In some states, enforcement actions can take several years or more to litigate. At any time prior to or during the enforcement proceedings, the borrower may file for bankruptcy, which would have the effect of staying the enforcement actions and further delaying the enforcement process and potentially result in a reduction or discharge of a borrower’s debt. Enforcement may create a negative public perception of the related collateral, if any or the issuer, resulting in a diminution of the value of the collateral or the issuer and in the event of any such enforcement proceeding the Trust may become the subject to various risks associated with direct ownership of the collateral. Even if the Trust is successful in enforcing a loan, the liquidation proceeds upon sale of the underlying collateral, if any, may not be sufficient to recover our cost basis in the loan, resulting in a loss to us. Furthermore, any costs or delays involved in the enforcement of a security interest related to a loan or a liquidation of the underlying collateral, if any, will further reduce the net proceeds and, thus, increase the loss.

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MANAGEMENT OF THE TRUST

Board of Trustees

The Trust has a Board of Trustees consisting of [to come]. The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor. The Trust’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Trust’s Declaration of Trust. The initial Trustees serving on the Board will be elected by the organizational shareholder of the Trust.

Advisor

Overview

Forefront Capital Management, LLC (the “Advisor”), is the Trust’s investment advisor. The Advisor is located at 590 Madison Avenue, 34th Floor, New York, New York 10022. The Advisor has been an investment adviser managing private funds, investment vehicles and client accounts since July 2009. The Advisor is a wholly owned subsidiary of Forefront Management LLC, a diversified financial services company.

Investment Process

The following is a brief summary of certain key aspects of the investment process that the Advisor intends to utilize on behalf of the Trust.

•	Fundamental Analysis: The Advisor utilizes an asset-by-asset valuation approach to evaluate potential investments, with a focus on underlying cash flow projections, replacement costs and market-by-market supply/demand trends.

•	Opportunistic Value-Orientation Philosophy: The Advisor allocates capital to various Fixed Income Securities in various positions in the issuers’ and borrowers’ capital structures, seeking to provide the most attractive risk-adjusted returns.

•	Disciplined Investment Approach: The Advisor employs an extensive due diligence process with respect to each investment, while assessing the impact of certain potential downside scenarios.

•	Focused Investment Approach: The Advisor utilizes extensive research and operating knowledge to take positions that are focused on selected investments.
•	Analysis of Market and Business Cycles: The Advisor engages in ongoing analysis of world market and business cycles, as well as the underlying business fundamentals and investment environment relevant to each opportunity. The timing of the investment and its disposition may prove to be crucial factors in the ultimate success of a transaction.

Investment Advisory Agreement

The Trust has retained the Advisor to manage the investment of the Trust’s assets and place orders for the purchase and sale of its portfolio securities. Under the investment advisory agreement between the Advisor and the Trust (the “Investment Advisory Agreement”), the Advisor receives no regular management fee, but does receive an ongoing Incentive Fee as described below.

The Advisor furnishes the offices, facilities and equipment that it uses to provide its services and pays the compensation of the compensation of its personnel. The Trust pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and mailings to shareholders, the compensation of the Trustees (other than those who are affiliated persons of the Advisor) and all other ordinary business expenses not specifically assumed by the Advisor.

A further discussion of the Board’s review and approval of the Investment Advisory Agreement will be available in the Trust’s initial Annual Report.

The following individuals at the Advisor have principal responsibility for the day-to-day management of the Trust’s portfolio.

Bradley Reifler is the Advisor’s chief executive officer and is responsible for the Advisor’s day-to-day operations. Please see “Management—Board of Trustees” in the SAI for Mr. Reifler’s biographical information.

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David Wasitowski serves as the Advisor’s chief operating officer. Please see “Management—Board of Trustees” in the SAI for Mr. Wasitowski’s biographical information.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the Trust, please refer to the SAI.

Incentive Fee

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust will pay the Advisor a performance-based Incentive Fee, annually in arrears for the Fiscal Year then ended, subject to the Trust having achieved an increase in its net investment income for that Fiscal Year of 8.00% (in other words, subject to the Trust having achieved an 8.00% return for its shareholders). We refer to this as the Hurdle. The Incentive Fee for any Fiscal Year will be equal to (i) 80.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income (as defined below) for such Fiscal Year that exceeds the shareholders’ 8.00% return but is less than or equal to a xx.00% return, plus (ii) 20.0% of the portion (if any) of the Trust’s Pre-Incentive Fee Net Investment Income for such Fiscal Year that exceeds xx.00%. For purposes of calculating the Incentive Fee, “Pre-Incentive Fee Net Investment Income” means, with respect to any Fiscal Year, the interest income, dividend income and other income (including any fees, such as commitment origination, structuring, diligence and consulting fees or other fees that we receive in connection with an investment) accrued during the Fiscal Year, minus our operating expenses for the Fiscal Year. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. No Incentive Fees are payable on any capital gains. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer. All calculations of Pre-Incentive Fee Net Investment Income will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Trust (excluding the Incentive Fee) and any amounts that are, in the Advisor’s discretion, appropriate reserves.

In other words, we determine the Incentive Fee as follows:

•	no Incentive Fee is payable with respect to a Fiscal Year in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 8.00%; and

•	with respect to a Fiscal Year in which our Pre-Incentive Fee Net Investment Income exceeds 8.00%, an 80% share of the amount that exceeds 8.00% but is less than or equal to xx.00% is payable to the Advisor (and the remaining 20% share is allocated to the Trust’s shareholders); and

•	with respect to a Fiscal Year in which our Pre-Incentive Fee Net Investment Income exceeds xx.00%, a 20% of the amount that exceeds xx.00% is payable to the Advisor (and the remaining 80% share is allocated to the Trust’s shareholders).

To the extent the Trust invests in PIK securities that make in-kind interest payments, the Trust’s investment income, and as a result the Incentive Fee payable to the Advisor, will increase at a compounding rate. To the extent the Trust invests in PIK securities that make in-kind interest payments, zero coupon securities or other securities with end-of-term payments or OID, the Advisor’s Incentive Fee will be paid based on non-cash accruals that ultimately may not be realized through cash payments. If those cash payments are ultimately not received, the Advisor will be under no obligation to reimburse the Trust for those portions of its Incentive Fee that were based on the non-cash accruals that never resulted in the receipt of cash.

Examples of Annual Incentive Fee Calculation (amounts expressed as a percentage of NAV)

Alternative 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 10.80%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Hurdle = 8.00%

Calculation:

Pre-Incentive Fee Net Investment Income (investment income – other expenses) = 10.00%

Total distributions to investors = 8.00% + (20% x 2.00%) = 8.40%

Incentive Fee = 80.0% × Pre-Incentive Fee Net Investment Income in excess of Hurdle =

80.0% × (10.00% – 8.00%) = 1.60%

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Alternative 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 5.80%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Hurdle = 8.00%

Calculation:

Pre-Incentive Fee Net Investment Income (investment income – other expenses) = 5.00%

Pre-Incentive Fee Net Investment Income does not exceed Hurdle, so there is no Incentive Fee.

Alternative 3

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 12.80%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Hurdle = 8.00%

Calculation:

Pre-Incentive Fee Net Investment Income (investment income – expenses) = 12.00%

Total distributions to investors = 8.00% + (20% x 4.00%) = 8.80%

Incentive fee = 80.0% × Pre-Incentive Fee Net Investment Income in excess of Hurdle =

80.0% × (12.00% – 8.00%) = 3.20%

Alternative 4

Assumptions:

Investment income (including interest, dividends, fees, etc.) = xx.80% [to complete after second hurdle set]

Other expenses (legal, accounting, custodian, transfer agent, etc.) (1) = 0.80%

Hurdle = 8.00%

Calculation:

Pre-Incentive Fee Net Investment Income (investment income – expenses) = xx.00%

Total distributions to investors = 8.00% + (20% x xx.00%) = xx.xx%

Incentive fee = 80.0% × Pre-Incentive Fee Net Investment Income in excess of Hurdle =

80.0% × (xx.xx% – 8.00%) = xx.xx%

(1) Excludes organizational and offering expenses.

Reimbursement of Certain Expenses Borne by Advisor

The Trust estimates that its offering expenses during the initial offering period, other than the 3.00% sales load, will be approximately $      . Under the Investment Advisory Agreement, these expenses will initially be paid by the Advisor. The Trust will reimburse the Advisor for these expenses after the end of the initial offering period, up to the actual amounts incurred by the Advisor.

Other Service Providers

The Administrator. The Trust has appointed                           (the “Administrator”) to serve as its administrator pursuant to an administration agreement between the Trust and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities.

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Under the Administration Agreement, the Administrator will not, in the absence of negligence, willful misconduct or fraud on the part of the Administrator (or its affiliates) or a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust), be liable to the Trust or to any Trust shareholder for any act or omission, in the course of or in connection with, the providing of services to the Trust or for any loss or damage which the Trust may sustain or suffer as the result of or in the course of, the discharge by the Administrator (or its affiliates) of its duties pursuant to the Administration Agreement.

The Trust will indemnify the Administrator, its affiliates and its and their directors, officers, employees, representatives, delegates and agents from and against any and all claims, demands, actions and suits and from and against any and all judgments, liabilities, losses, damages, costs, charges, reasonable attorneys’ fees and other expenses of every nature and character (collectively, “Liabilities”) arising out of or in any way relating to the Administrator’s performance of its obligations and duties under the Administration Agreement (or the performance by any affiliate to whom services are delegated), provided that this indemnification shall not apply to the extent any such Liabilities result from the Administrator’s (or such affiliates’) negligence, willful misconduct or fraud or from a material breach by the Administrator (or its affiliates) of a material provision of an Administration Agreement (provided such breach is not caused by actions or omissions of the Trust or any other agent of the Trust).

The Administrator is a third party service provider to the Trust and is not responsible for the preparation of this Prospectus.

The Distributor. The Distributor serves as the principal underwriter of the Trust. Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state and federal laws and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Trust will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares after the end of the initial offering period. Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. See “Plan of Distribution—Distribution Agreement”.

Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Trust, to the Distributor and other broker-dealers in connection with the sale and distribution of Shares or the retention or servicing of shareholder accounts.

Custodian and Escrow Agent.                                   serves as the Custodian of the assets of the Trust and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Trust are not held by                       or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is                        .

The Custodian serves as escrow agent with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Trust.

Transfer Agent.                                   serves as the transfer agent for the Trust (the “Transfer Agent”). The Transfer Agent’s principal business address is                      .

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is                     ..                   conducts an annual audit of the Trust’s financial statements.                     ’s principal business address is                      .

Legal Counsel. Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, New York, New York.

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CONFLICTS OF INTEREST

The Trust may be subject to a number of actual and potential conflicts of interest.

Trading by Personnel of Trust or Advisor

Each of the Trust and the Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls. Please refer to the copies of the Codes of Ethics that have been filed as exhibits to the Trust’s registration statement on Form N-2 of which this Prospectus is a part, on file with the SEC, the contents of which are incorporated herein by reference.

Forefront Policies and Procedures

Specified policies and procedures implemented by the Advisor and its affiliates (“Forefront”) to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Forefront’s various businesses that the Trust expects to draw on for purposes of pursuing attractive investment opportunities and may from time to time limit the Trust’s ability to acquire or dispose of certain investments. Because Forefront has many different asset management and advisory businesses, it is subject to a number of potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Forefront has implemented certain policies and procedures (e.g., information walls). For example, Forefront may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment or companies that are Forefront advisory clients. As a consequence, that information, which could be of benefit to the Trust, might become restricted to those respective other businesses and be unavailable to the Trust. In addition, to the extent that Forefront is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Trust and the Advisor may also be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales available to the Trust and adversely affect the investment flexibility of the Trust by precluding it from taking certain actions. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Forefront entity has or has considered making an investment or which is otherwise an advisory client of Forefront may restrict or otherwise limit the ability of the Trust and its affiliates to make investments or limit sales, in or otherwise engage in businesses or activities competitive with such companies. Forefront may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although they may be intended to provide greater opportunities for the Trust, may require the Trust to share such opportunities or otherwise limit the amount of an opportunity the Trust can otherwise take.

Other Forefront Businesses and Activities

As part of its regular business, Forefront provides a broad range of advisory and other services. In addition, Forefront and its affiliates may in the future provide services beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services that are not provided to the Trust. Forefront may have relationships with, render services to or engage in transactions with, government agencies, issuers or owners of securities that are or are eligible to be, Trust investment opportunities. As a result, employees of Forefront may possess information relating to such issuers that is not known to the employees of the Advisor responsible for making investment decisions or for monitoring the Trust’s investments. Those employees of Forefront will not be obligated to share any such information with the Advisor and may be prohibited by law or contract from doing so.

In the regular course of its advisory businesses, Forefront represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets that may be suitable for investment by the Trust. In such a case, Forefront’s client would typically require Forefront to act exclusively on its behalf, thereby precluding the Trust from acquiring such assets. Additionally, there may be circumstances in which one or more individuals associated with Forefront will be precluded from providing services to the Advisor because of certain confidential information available to those individuals or others within Forefront. Forefront is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Trust. The Trust may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Forefront may have or transactions or investments Forefront and its affiliates may make or have made.

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Subject to certain limitations, the Trust may invest in securities of the same issuers as other investment vehicles, accounts and clients of Forefront and its affiliates (including the Advisor). To the extent that the Trust holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Advisor may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Trust. Furthermore, it is possible the Trust’s interests may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment.

Forefront employees, including employees of the Advisor, may invest in private equity funds, hedge funds or other investment vehicles, including potential competitors of the Trust. Shareholders will not receive any benefit from any such investments.

Other present and future activities of Forefront and its affiliates (including the Advisor) may also give rise to additional conflicts of interest relating to the Trust and its investment activities. In the event that any such conflict of interest arises, the Advisor will attempt to resolve such conflict in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Trust’s interests.

Other Forefront Funds and Vehicles; Allocation of Investment Opportunities

To the extent any other Forefront vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Trust, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Trust and such other Forefront vehicles on a basis that the Advisor determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment limitations of the Trust and such other Forefront vehicles, (ii) the Trust and such other Forefront vehicles having available capital with respect thereto and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Advisor (including without limitation Section 17 of the 1940 Act). As a result, in certain circumstances, investment opportunities suitable for the Trust may not be presented to or pursued by the Trust and may be allocated in whole or in part to any such other Forefront vehicles.

Independent Investment-Related Decisions

From time to time the Trust may own securities that are identical to or otherwise relate to the same issuer as, one or more other Forefront vehicles. In such circumstances the Advisor may have conflicting duties to the Trust and such other Forefront vehicles and the investment and portfolio management decisions of the Trust will generally be made independently and without regard to the activities or positions of such other Forefront vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Trust relative to such other Forefront vehicles. For example, there may be circumstances where one or more such other Forefront vehicles determines to dispose of an investment that is also held by the Trust but where the Trust continues to hold such investment or where one or more such other Forefront vehicles elects to purchase investments with respect to which the Trust does not participate (or vice versa) or where the Trust and one or more of such other Forefront vehicles may participate in the same investment at different times or on different terms.

Activities of Personnel

Certain of the personnel of the Advisor may be subject to a variety of conflicts of interest relating to their responsibilities to the Trust and the management of the Trust’s investment portfolio. Such individuals may have responsibilities with respect to other Forefront vehicles or as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment trusts, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Trust. The other Forefront vehicles or investment funds in which such individuals may become involved may have investment objectives that overlap with the Trust. Furthermore, certain personnel of the Advisor may have a greater financial interest in the performance of such other Forefront vehicles or accounts than the performance of the Trust. Such involvement may create conflicts of interest in making investments on behalf of the Trust and such other vehicles and accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Trust and such other Forefront vehicles.

Service Providers

Certain advisors and other service providers to the Trust or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants and investment or commercial banking firms) and other entities, may also provide goods or services to or have business, personal, financial or other relationships with Forefront. Such advisors and service providers may be investors in the Trust, affiliates of the Advisor, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Advisor in deciding whether to select or recommend such a service provider to perform services for the Trust (the cost of which will generally be borne directly or indirectly by the Trust). Notwithstanding the foregoing, transactions relating to the Trust that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which may include where applicable, among other considerations, such service provider’s provision of certain investment-related services and research that the Advisor believes to be of benefit to the Trust. In certain circumstances, advisors and service providers or their affiliates, may charge different rates or have different arrangements for services provided to Forefront, the Advisor or their affiliates as compared to services provided to the Trust, which in certain circumstances may result in more favorable rates or arrangements than those payable by the Trust.

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Trading by Forefront Personnel

The officers, directors, members, managers and employees of the Advisor may trade in securities for their own accounts, subject to restrictions (including in the Advisor’s Code of Ethics, referred to above) and reporting requirements as may be required by law, including those required by the 1940 Act and Forefront policies or otherwise determined from time to time by the Advisor.

Other Trading and Investing Activities

Certain other Forefront vehicles may invest in securities of publicly traded companies in which the Trust has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Trust.

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DESCRIPTION OF SHARES

Common Shares

The Trust is authorized to issue an unlimited number of common shares. Each common share has one vote. Each Share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of the Shares will not be entitled to receive any distributions from the Trust unless all accrued interest, fees and distributions, if any, with respect to the Trust’s leverage have been paid, unless certain asset coverage tests employed by the Trust are satisfied and unless any other requirements imposed by any rating agencies rating any preferred shares issued by the Trust have been met. See “—Preferred Shares” below. All Shares have equal rights as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, when available, to all holders of its Shares.

If you purchase Shares in the Trust, you will become bound by the applicable terms and conditions in the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”).

Any additional offerings of Shares will require approval by the Trust’s Board. Any additional offerings of Shares will be subject to, among other legal requirements, the requirements of the 1940 Act, which provides in respect of the Trust that Shares may not be issued at a price below the then current NAV, exclusive of sales load, of the Trust, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s NAV will be reduced immediately following the offering of the Shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. Please see “Summary of Fees and Expenses.”

The Shares are intended principally for long-term investors and you should not purchase Shares if you intend to sell them soon after purchase.

Preferred Shares

The Trust’s Declaration of Trust provides that the Board may authorize and issue preferred shares, with rights as determined by the Board, without the approval of the holders of the Shares. Holders of the Shares have no preemptive rights to purchase any preferred shares that might be issued.

The Trust has no current intention to issue any preferred securities, including within the next twelve months. However, were it to issue preferred securities, such issuance would constitute leverage. The use of leverage by the Trust can create risks. See “Risk Factors”. The terms of any preferred shares that might be issued, including distribution rate, liquidation preference, redemption provisions, restrictions on the declaration of distributions, maintenance of asset ratios and restrictions while distributions are in arrears, would be determined by the Board, subject to applicable law and the Declaration of Trust. The Trust believes that, in the event it were ever to issue preferred shares, it is likely that the liquidation preference, voting rights and redemption provisions would be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of any preferred shares would be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Trust.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining Trustees would be elected by holders of the Shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees of the Trust at any time two years’ distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Declaration of Trust.” As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares would have equal voting rights with holders of the Shares (one vote per share) and would vote together with holders of the Shares as a single class.

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The terms of any preferred shares issued by the Trust would be expected to provide that the affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers or to increase or decrease the authorized number of preferred shares. The vote of the class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

The terms of any preferred shares issued by the Trust would be expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued distributions per share; (ii) the Trust may tender for or purchase preferred shares and (iii) the Trust may subsequently resell any preferred shares so redeemed, tendered for or purchased. Any redemption, tender for or purchase of preferred shares by the Trust would reduce the Trust’s leverage, while any resale of such preferred shares by the Trust would increase that leverage.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board were to determine to proceed with any such offering, the terms of the preferred shares might be the same as or different from the terms described above, subject to applicable law and the terms of the Declaration of Trust. The Board, without the approval of the holders of the Shares, may authorize an offering of preferred shares and may fix the terms of any preferred shares to be offered and the offering, or may determine not to authorize any such offering.

In the event that the Trust were to issue preferred shares, any investor would become bound by the applicable terms and conditions in the Trust’s Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”).

DETERMINATION OF NET ASSET VALUE

The NAV of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. NAV per Share will be determined weekly, on each Thursday that the New York Stock Exchange is open for business (or if it is closed, on its next preceding business day), as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates NAV per Share by subtracting liabilities (including accrued expenses or dividends) from total assets (the value of the Trust’s portfolio securities plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares.

Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which current market quotations are not readily available will be valued at fair value (“Fair Valued Assets”) as determined in good faith under policies and procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Pursuant to those policies and procedures, the Advisor will submit its recommendations regarding the valuation of Fair Valued Assets to a Valuation Committee comprised of officers and employees of the Advisor. The Valuation Committee may accept, modify or reject any such recommendations; may consider valuation recommendations from third-party pricing services (provided that the Board of Trustees has reviewed and approved in advance the valuation methodologies used by any such pricing services); shall consider all other available factors that the Valuation Committee deems relevant; and shall determine the fair value of the Fair Value Assets. When determining the fair value of a Fair Valued Asset, the Valuation Committee shall seek to determine the price that it might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Non-U.S. Securities will be valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable and otherwise valued at fair value. Over-the-counter options will be priced on the basis of dealer quotes, and other types of derivatives for which quotes are not available will be valued at fair value.

The fair values determined for all Fair Valued Assets shall be subsequently reported to the Board of Trustees. The Board will regularly review the appropriateness and accuracy of the fair value methodologies used to make such determinations and make any necessary adjustments.

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SHARE REPURCHASES

No Right of Redemption

The Trust is a closed-end management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not typically redeem their Shares at the option of a shareholder. Rather, the Shares of a closed-end management investment company typically trade in the secondary market via a stock exchange. Unlike many closed-end management investment companies, however, the Trust’s Shares will not be listed on a stock exchange. Instead, liquidity will be available only through the share repurchases described below. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.

Repurchase Offers by the Trust

No investor will have the right to require the Trust to redeem Shares. However, in order to provide shareholders with liquidity and the opportunity to receive net asset value on the disposition of their Shares, the Trust, as a matter of fundamental policy, which cannot be changed without shareholder approval, will make quarterly offers to repurchase its Shares. The Trust is authorized to repurchase up to between 5% and 25% of its Shares outstanding on the quarterly repurchase request deadline, and it currently expects to offer to repurchase up to 5% of its Shares outstanding on the quarterly repurchase request deadline.

Shares tendered for repurchase within 180 days from the date of the original issuance of the Shares will be subject to a repurchase fee of 2%. Additionally, the Trust may in the future determine to charge a repurchase fee payable to the Trust, reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Trust for, among other things, its costs incurred in disposing of portfolio securities or in borrowing in order to pay for the repurchased Shares. Any repurchase fees will not exceed 2% of the proceeds of the repurchase. The Board of Trustees may implement repurchase fees without a shareholder vote.

The Trust’s Fundamental Policies with respect to Repurchase Offers

The Trust has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Trust’s outstanding Shares:

•	The Trust has a policy of making periodic repurchase offers (“Repurchase Offers”) for the Trust’s common shares of beneficial interest, pursuant to Rule 23c-3(b) under the 1940 Act;

•	Repurchase Offers will be made at periodic quarterly intervals;

•	The repurchase request deadline will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a Repurchase Offer ends (the “Repurchase Request Deadline”); and

•	The repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer’s Repurchase Request Deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

Aspects of the Trust’s repurchase offers that are not fundamental policies may be modified by the Trust without meeting the shareholder approval requirements applicable to fundamental policies.

How Repurchase Offers will be Conducted

The Trust’s quarterly repurchase offers will end on the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends. When a repurchase offer commences, the Trust will send to shareholders a notification of the offer specifying, among other things:

•	That the Trust is offering to repurchase Shares at net asset value.

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•	The percentage of outstanding Shares that the Trust is offering to repurchase, and how the Trust will purchase Shares on a pro rata basis if the offer is oversubscribed. The percentage of outstanding Shares that the Trust will offer to repurchase in each quarterly repurchase offer is generally anticipated to be 5%.

•	The date on which a shareholder’s repurchase request is due (the “repurchase request deadline”). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which a repurchase offer ends.

•	The date that will be used to determine the Trust’s NAV applicable to the repurchase offer (the “repurchase pricing date”). This is generally expected to be the repurchase request deadline, and in any event shall occur no later than the 14th calendar day after the repurchase request deadline (or the next business day after the 14th calendar day if the 14th calendar day is not a business day). The notice will discuss the risk of fluctuation in NAV that could occur if there is a difference between the repurchase request deadline and the repurchase pricing date.

•	The date by which the Trust will pay to shareholders the proceeds from their Shares accepted for repurchase (the “repurchase payment deadline”). This is generally expected to be the third business day after the repurchase pricing date, and in any event will be within seven days of the repurchase pricing date.

•	The NAV of the Shares of the Trust as of a date no more than seven days prior to the date of the notification, and the means by which shareholders may ascertain NAV on other dates.

•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

•	The circumstances in which the Trust may suspend or postpone a repurchase offer.

•	Any fees applicable to the repurchase offer.

For quarterly repurchase offers, the Trust will send the notification of the offer not less than 21 days or more than 42 days in advance of the repurchase request deadline.

For you to participate in any repurchase, your Shares must be held through an intermediary with whom the Trust and its agents are able and, in their sole discretion, willing to transact in respect of the repurchase. Moreover, the repurchase request deadline will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to tender your Shares until a subsequent repurchase offer is made, and you will have to resubmit your request in such subsequent repurchase offer. You should be sure to advise your intermediary in a timely manner of your intention to tender in respect of a repurchase offer, and to take, in a timely manner, any other steps you may need to take in order to meet the repurchase request deadline. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

Suspension or Postponement of a Repurchase Offer

The Trust may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Trust’s Board of Trustees, including a majority of Independent Trustees (such Trustees not being “interested persons” of the Trust as defined by the 1940 Act).

The Trust may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Trust to lose its status as a RIC under Subchapter M of the Internal Revenue Code; (B) for any period during which any market on which any securities owned by the Trust are principally traded is closed, other than customary weekend and holiday closings, or during which trading in any such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Trust of securities it owns is not reasonably practicable, or during which it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit or require for the protection of shareholders of the Trust.

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Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Trust honors repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be purchased. In the event a repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of all the Shares outstanding on the repurchase request deadline. If the Trust determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Trust is entitled to purchase plus 2% of all the Shares outstanding on the repurchase request deadline, the Trust will repurchase the Shares tendered on a pro rata basis. However, the Trust may decide to diverge from a purely pro rata repurchase in two situations, as follows:

1)	The Trust may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares) and who tender all of their Shares; or

2)	The Trust may accept by lot Shares tendered by shareholders who tender all their Shares and who, when tendering, elect to have either all or none, or at least a minimum amount or none, accepted; however, the Trust must first accept all Shares tendered by shareholders who do not make such an election.

If proration is necessary, the number of Shares each shareholder asks to have repurchased will generally be reduced by the same percentage, subject to the exceptions described above. If any Shares that you tender are not repurchased because of proration, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

If any Shares that you tender are not repurchased, you will have to wait until a subsequent repurchase offer to tender those Shares, and resubmit your repurchase request, which will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Trust may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In addition, in anticipation of the possibility of proration, some shareholders may tender more Shares than they might otherwise have tendered in a particular repurchase offer, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender as many of your Shares, in one repurchase offer or in multiple repurchase offers, as you desire to sell.

Determination of Repurchase Price and Payment

The repurchase price payable in respect of a tendered Share will be equal to the Share’s NAV as determined after the close of business on the repurchase pricing date. The Trust’s NAV per Share may change materially between the date a repurchase offer is sent to shareholders and the repurchase pricing date, and it may also change materially after the repurchase request deadline, including without limitation if the repurchase pricing date is not the same as the repurchase request deadline. The method by which the Trust calculates NAV is discussed in “Determination of Net Asset Value”. The Trust will generally pay repurchase proceeds on the third business day after the repurchase pricing date. In any event, the Trust pays repurchase proceeds no later than seven days after such repurchase pricing date.

Impact of Repurchase Policies on the Liquidity of the Trust

From the time the Trust distributes each repurchase offer notification until the repurchase pricing date, the Trust must maintain a percentage of liquid assets at least equal to the repurchase offer amount. For this purpose, liquid assets means assets that may be sold or disposed of in the ordinary course of business at approximately the price at which they are valued within the period between a repurchase request deadline and the repurchase payment deadline or which mature by the repurchase payment deadline. In supervising the Trust’s operations and portfolio management by the Advisor, the Trust’s Board has adopted written procedures that are reasonably designed to ensure that the Trust’s portfolio assets are sufficiently liquid so that the Trust can comply with its fundamental policy on repurchases, and comply with the liquidity requirements noted above. The Board will review the overall composition of the Trust’s portfolio and make and approve such changes to the procedures noted above as the Board deems necessary. If, at any time, the Trust falls out of compliance with the liquidity requirements noted above, the Board will cause the Trust to take whatever action it deems appropriate in furtherance of compliance. The Trust is also generally permitted to borrow up to 33 1/3% of its total assets, including in order to meet repurchase requests. See “Investment Objective and Principal Investment Strategies—Leverage”.

Consequences of Repurchase Offers

The Trust believes that repurchase offers will generally be beneficial to the Trust’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Trust will reduce the number of outstanding Shares and the assets of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio. In addition, if the Trust borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares, by increasing the Trust’s expenses and reducing any net investment income. The Trust intends to periodically offer additional Shares to prospective investors, which may alleviate any potential adverse consequences of repurchase offers, but there is no assurance that the Trust will be able to sell additional Shares. In addition, the repurchase of Shares by the Trust will be a taxable event to shareholders. For a discussion of the tax consequences of holding and disposing of Shares, see “Taxation.” Costs associated with repurchase offers will be charged against capital.

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DISTRIBUTION AND DIVIDEND REINVESTMENT POLICIES

Quarterly Distribution Policy

The Trust intends to make a distribution each quarter to its shareholders of its net investment income after expenses and provisions. In order to maintain its status as a RIC and avoid U.S. federal excise taxes, the Trust will have to distribute over 90% of its income annually. See “Tax Considerations—Taxation of the Company”.

The distribution amount and rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Trust may be sold and the difference will generally be a tax-free return of capital distributed from the Trust’s assets. The Trust’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Trust’s current and accumulated earnings and profits. The amount, if any, treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Trust and, over time, increase the Trust’s expense ratio. This distribution policy may also cause the Trust to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. To the extent any distribution made by the Trust represents a return of shareholders’ capital, any such distribution will not represent a dividend payment and simply will be treated as a return of capital originally invested by shareholders. The initial distribution will be declared on a date determined by the Board. If the Trust’s investments are delayed, the initial distribution may consist principally of a return of capital. Although a return of shareholder capital generally is not taxable to the recipient, any such return of capital will serve to reduce the shareholder’s tax basis in the Shares,, which will result in a greater tax liability when the Shares are sold, even if they have not increased in value or have, in fact, lost value.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares of the Trust. See “—Automatic Dividend Reinvestment Plan,” below.

The distribution described above may result in the payment of approximately the same amount or percentage to the Trust’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule19a-1 thereunder require the Trust to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of a dividend or other distribution were the original capital contribution of the shareholder and the payment amounted to a return of capital, the Trust would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Trust is net profit.

The Board reserves the right to change the distribution policy from time to time.

Automatic Dividend Reinvestment Plan

Pursuant to the Trust’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends), net of any applicable U.S. withholding tax, will be automatically reinvested by the Trust in additional Shares of the Trust. Election not to participate in the Plan and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the [Administrator][Transfer Agent], which is the entity that will administer the Plan.

After the Trust declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at the Trust NAV as of the dividend or distribution date. Notice of each such Share transaction will be furnished as soon as practicable but no later than seven days after the Trust’s NAV is determined and the shareholder transactions are settled. Information relevant for personal and tax records will be sent with the notice. There is no sales load or other charge for reinvestment; however, the Trust reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants. The Trust reserves the right to suspend or limit at any time the reinvestment of distributions, or to change the policies and procedures of the Plan.

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Shareholders who receive distributions in the form of Shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. However, since a participating shareholder’s cash distributions will be reinvested, such shareholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A shareholder’s basis in the Shares received in a distribution from us will generally be equal to the amount of the reinvested distribution. Any Shares received in a distribution will be subject to a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the Shares are credited to the U.S. shareholder’s account.

Neither the [Administrator][Transfer Agent] nor the Trust shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

In the case of persons, such as brokers or nominees, who hold Shares for other persons who are the beneficial owners of the Shares, the Plan will be administered on the basis of the number of Shares registered in the record holder’s name. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine how the broker or nominee will credit such shareholders with their beneficial interests in the additional Shares issued as a result of dividend reinvestments.

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PLAN OF DISTRIBUTION

The Offering

The Shares will be offered during an initial offering period at the initial offering price, which is $10 per Share. The initial offering period will terminate on the earlier of (i) the date on which $                  of Shares have been sold or (ii) [the date 60 days after the commencement of the offering], 2014 or on such earlier or later date as the Trust’s Board of Trustees may determine. The Trust will not commence investment operations until the termination of the initial offering period. After the initial offering period, if less than $100,000,000 of Shares have been sold, the Trust expects to continue to offer Shares at a price per Share equal to the Trust’s NAV per Share plus the applicable sales load, and such Shares may be purchased on each Thursday that the New York Stock Exchange is open for business (or if it is closed, on its next preceding business day), or at such other times as the Board may determine, with settlement of such purchases generally expected to occur three business days after purchase. Any continuing offering, if commenced, may be terminated at any time. During and after the initial offering period, the actual sales load paid by a particular shareholder may vary depending on the financial intermediaries involved in the shareholder’s purchase transaction. Prospective shareholders should consult their financial intermediaries about the charges they may impose. The Board will have the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

The minimum required initial investment in the Trust is $2,500. In certain instances, the Trust may be able and, in its sole discretion, willing to accept investments below these minimums. However, in certain circumstances, if a particular Selling Agent has established higher minimum purchase requirements for its particular sales, then the Trust may not be able to accept smaller investments through that Selling Agent.

During the initial offering period, subscriptions for Shares will be accepted as determined by the Distributor. After the termination of the initial offering period, if Shares continue to be offered, subscriptions will be accepted on a weekly basis, on each Thursday that the New York Stock Exchange is open for business (or if it is closed, on its next preceding business day). In order for a purchase of Shares to be completed, the Distributor must receive the full subscription amount for such Shares, in federal funds, and the executed subscription documents by the date determined for settlement. Purchases are generally expected to settle on a T+3 (trade date plus three business days) basis.

Subscriptions for Shares will not be accepted until the Trust’s registration statement of which this Prospectus forms a part is declared effective. Pending investment in the Trust, the proceeds of Shares sold during the initial offering period will be deposited in an escrow account. Shareholders will not earn interest with respect to funds held in the escrow account. If the Trust does not commence investment operations, subscription amounts will be returned to investors.

Suitability of Investment

An investment in the Trust involves a considerable amount of risk. It is possible that you will lose some or all of your money. An investment in the Trust is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares, and should be viewed as a long-term investment Other than in very limited circumstances, if any, you should not expect to be able to sell your Shares other than through repurchase offers that the Trust expects to make to its shareholders on a quarterly basis. See “Share Repurchases”. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investor should only invest in the Trust money that it can afford to lose, and it should not invest money to which it may need access in the short-term, on any particular date or on a frequent basis. In addition, all investors should be aware of how the Trust’s investment strategies fit into their overall investment portfolios, because the Trust is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Agreement

The Distributor is serving as distributor of the Shares on a best efforts basis, subject to various conditions. A total of 3.00% of the gross proceeds from all Shares sold shall be paid to the Distributor for its services as distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. The Distributor may reallow up to the full amount of the 3.00% sales load to some or all of the Selling Agents.

Neither the Distributor nor any other broker or dealer is obligated to buy any of the Shares from the Trust. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Trust has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

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Consistent with SEC rules, the Advisor or its affiliates may pay additional compensation, out of its own assets and not as an additional charge to the Trust, to Selling Agents in connection with the sale and distribution of Shares or the retention and servicing of shareholder accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Trust favorably compared with investment companies that do not make these payments or that make smaller payments.

Following the commencement of investment operations, the Trust will pay the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 1.00% of the average net assets of the Trust. The Distributor may pay all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares after the end of the initial offering period.

Payment of the Distribution and Service Fee is governed by the Trust’s Distribution and Service Plan. Because the Trust currently intends to voluntarily adhere to Rule 12b-1 under the 1940 Act as if the Trust was a registered open-end investment company, the Trust has adopted and implements its Distribution and Service Plan in the manner required by such Rule. By adopting the Distribution and Service Plan in accordance with Rule 12b-1, the Trust is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the payments are characterized as such. In conformity with Rule 12b-1, when the Distribution and Service Plan was adopted, the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Trust and its shareholders. In further conformity with Rule 12b-1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or by a vote of the holders of a majority of the outstanding Shares.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and holders of at least seventy-five percent (75%) of the Trust’s Shares (including common and any preferred shares) to authorize certain transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers of Shares by the Trust (except as may be pursuant to a public offering, the Trust’s automatic dividend reinvestment plan or upon exercise of any share subscription rights), certain sales, transfers or other dispositions of a majority of the Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the Trustees and of holders of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) to authorize a conversion of the Trust from a closed-end to an open-end investment company. Also, the Declaration of Trust provides that the Trust may dissolve upon the vote of a majority of the Trustees and two-thirds of the Trust’s Shares. See “Risk Factors.”

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Trust in a repurchase offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Trust and its shareholders.

The Declaration of Trust provides that shareholders will have the same limitation of personal liability extended to shareholders of private, for-profit corporations incorporated under the Delaware General Corporation Law.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust will vote together as a single class, except to the extent required otherwise by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust, which will be on file with the SEC.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law (which does not mandate that shareholders have any particular right to vote upon) or the 1940 Act, are in the best interests of shareholders.

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TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder or “Treasury regulations,” each as in effect as of the date of this Prospectus. These provisions are subject to differing interpretations and change by legislative or administrative action and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our Shares in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our shareholders hold their Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

A “U.S. shareholder” is a beneficial owner of Shares of that is for U.S. federal income tax purposes:

• an individual who is a citizen or resident of the United States;

• a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia;

• an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

• a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. shareholder” means a beneficial owner of Shares that is for U.S. federal income tax purposes:

• a nonresident alien individual;

• a foreign corporation; or

• a foreign estate or trust.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our Shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our Shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares by the partnership.

Pursuant to IRS Circular No. 230, investors should be advised that this Prospectus was not intended or written to be used and it cannot be used by an investor or any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayers. This Prospectus was written to support the offering of the Shares as described herein. The taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Taxation of the Company

We intend to elect to be treated and to qualify each year as a RIC under the Code. As a RIC, we generally do not pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends.

To qualify as a RIC, we must, among other things:

• derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of shares, securities or foreign currencies, other income derived with respect to our business of investing in shares, securities or currencies or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

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• diversify our holdings so that, at the end of each quarter of each taxable year:

• at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer and

• not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses or the securities of one or more QPTPs or the “Diversification Tests.”

As a RIC, we (but not our shareholders) are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our shareholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income and pay the associated federal corporate income tax, including the 4% U.S. federal excise tax described below.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

• at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

• at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on December 31 of the calendar year (unless an election is made by us to use our taxable year); and

• certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the nature of our portfolio and/or (2) requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

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Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments.  In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Foreign Investments.  In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

Foreign Currency Transactions.   Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our shareholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets ( i.e. , the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we qualify as a RIC for each taxable year.

Taxation of U.S. shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to noncorporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

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Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends in newly issued Shares will be treated as receiving a distribution equal to the value of the Shares received and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their Shares. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Alternative Minimum Tax.   As a RIC, we are subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. shareholders and this may affect the U.S. shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividend Reinvestment Plan.   Under the dividend reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount of the reinvested distribution. The additional Shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Dispositions.   A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the Shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Shares will result in capital gain or loss to a U.S. shareholder and will be a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. shareholder upon the disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Shares will be disallowed as a deduction if the U.S. shareholder acquires additional Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed. In this case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

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Repurchase or Tender Offers . In the event that a U.S. shareholder of Shares elects to tender the holder’s Shares and receive cash, the amount received on any such tender of Shares generally will be treated for U.S. federal income tax purposes as a payment in consideration for the sale of the Shares, rather than as a distribution. Any recognized gain or loss will generally be long-term capital gain or loss if the U.S. shareholder’s holding period with respect to the Shares exchanged for cash is more than one year at the time the redemption is consummated. Amounts received in connection with any such tender, however, will be treated as a distribution for U.S. federal income tax purposes if (i) the tender is “substantially equivalent to a dividend” (meaning that the U.S. shareholder’s percentage ownership in the Trust (including Shares the U.S. shareholder is deemed to own under certain constructive ownership rules) after the tender is not meaningfully reduced from what its percentage ownership in the Trust (including constructive ownership) was prior to the tender), (ii) the tender is not “substantially disproportionate” as to that U.S. shareholder (“substantially disproportionate” meaning, among other requirements, that the percentage of the Trust’s outstanding voting shares owned (including constructive ownership) immediately following the redemption is less than 80% of that percentage owned (including constructive ownership) by such holder immediately before the redemption) and (iii) the redemption does not result in a “complete termination” of the U.S. shareholder’s interest in the Trust (taking into account certain constructive ownership rules). If the U.S. shareholder had a relatively minimal interest in Shares and, taking into account the effect of tenders by other holders, its percentage ownership (including constructive ownership) in the Trust is reduced as a result of the redemption, such holder generally should be regarded as having a meaningful reduction in interest. For example, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”  A U.S. shareholder should consult with its own tax advisors as to the tax consequences to it of any tender of its Shares.

Tax Shelter Reporting Regulations.   Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.   We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. shareholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. shareholders

The following discussion only applies to certain non-U.S. shareholders. Whether an investment in Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their own tax advisers before investing in Shares.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. shareholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding.

In addition, with respect to certain distributions by RICs to non-U.S. shareholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to our shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the dividends are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied.

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If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in Shares may not be appropriate for certain non-U.S. shareholders.

Dividend Reinvestment Plan.   Under our dividend reinvestment plan, if a non-U.S. shareholder owns Shares registered in its own name, the non-U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Shares. The non-U.S. shareholder will have an adjusted basis in the additional Shares purchased through the plan equal to the amount reinvested. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the non-U.S. shareholder’s account.

Backup Withholding.   A non-U.S. shareholder who is a nonresident alien individual and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Under the Foreign Account Tax Compliance provisions of the U.S. Hiring Incentives to Restore Employment Act or “FATCA,” (i) beginning July 1, 2014, certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits and income and (ii) beginning January 1, 2017, gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends, together, “withholdable payments,” made to or through certain foreign entities may be subject to a 30% withholding tax. The 30% withholding tax will apply if withholdable payments are made (i) to or through “foreign financial institutions” (that are not otherwise exempt) that do not enter into an agreement with the IRS to report information with respect to accounts held by U.S. persons or (ii) to certain other foreign entities that do not provide information regarding whether their direct and indirect owners are U.S. persons.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Fiscal Year and Tax Year

The Trust’s fiscal year will end on December 31. The Trust anticipates sending to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made or as otherwise required by the 1940 Act.

The Trust’s tax year will end on December 31. After the end of each tax year of the Trust, each shareholder will receive a Form 1099 reporting income or gain.

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. this statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 11, 2014

Preliminary Statement of Additional Information

 Forefront Income Trust

COMMON SHARES OF BENEFICIAL INTEREST

The prospectus of Forefront Income Trust (the “Trust”), dated                  , 2014 (the “Prospectus”) provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus and this SAI free of charge by contacting the Transfer Agent at          , Attn: Forefront Income Trust, or          . Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus.

[Distributor]

This Statement of Additional Information is dated      , 2014.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

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INVESTMENT RESTRICTIONS

The following are fundamental and non-fundamental policies of the Trust.

Fundamental Policies

The Trust has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding voting securities. Under the 1940 Act, the “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Trust represented at a meeting at which the holders of more than 50% of the Trust’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Trust.

1.	The Trust may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

2.	The Trust may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

3.	The Trust may not issue senior securities, as such term is defined under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

4.	The Trust will not concentrate its investments in any particular industry, other than the short-term business credit institution industry, as concentration is defined under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time, except that the Trust may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of this fundamental policy, investments in securities of other investment companies are not deemed to be “investments in any particular industry.”

5.	The Trust may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

6.	The Trust may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder and any applicable exemption therefrom, as amended or interpreted from time to time.

7.	The Trust shall make periodic repurchase offers for the Trust’s common shares of beneficial interest, pursuant to Rule 23c-3(b) under the 1940 Act; such repurchase offers will be made at periodic quarterly intervals; the repurchase request deadline will be the third Friday (or the preceding business day if such third Friday is not a business day) of each month in which such a repurchase offer ends; and the repurchase pricing date for such a repurchase offer shall occur no later than the fourteenth calendar day after such repurchase offer’s repurchase request deadline (or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

The following descriptions of the 1940 Act may assist shareholders in understanding the above polices.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33-1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of the Trust’s fundamental policies.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and issuances of preferred shares and certain other investments, such as short sales, derivatives transactions, reverse repurchase agreements and firm commitment agreements, when such investments are collateralized or “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

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CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Trust’s concentration policy, the Trust may classify and re-classify companies in a particular industry and define and re-define industries, in any reasonable manner.

REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental policy governing such investments. The Trust has adopted a fundamental policy that would permit direct investment in real estate. However, the Trust has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by the Board without a shareholder vote. See “—Non-Fundamental Policies”.

Non-Fundamental Policies

The Trust observes the following policies, which are not deemed fundamental and which may be changed by the Board without a shareholder vote.

1.	The Trust may not borrow money (i) in an amount exceeding 33-1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets) and (ii) other than from a bank, provided that investment strategies that require the Trust to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.	The Trust may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.	The Trust may not invest in unmarketable interests in real estate limited partnerships. The Trust may not purchase or sell or invest directly in, real estate unless acquired as a result of its ownership in securities or other investments or except pursuant to the exercise of its rights under loan agreements related to its investments or to the extent that its investments in Senior Loans or bank loans may be considered to be investments in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Trust from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

4.	The Trust may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) financial or physical commodities and securities and derivative instruments whose values are derived from (in whole or in part) financial or physical commodities.

INVESTMENT OBJECTIVE AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and approach that are described in the Prospectus.

Investment Objective

The Trust’s investment objective is to seek current income, primarily by investing in Fixed Income Securities. The Trust’s investment objective is not fundamental and can be changed by the Board without shareholder approval. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategies

The Trust will invest substantially all of its assets in a portfolio of unrated or below-investment-grade rated (commonly referred to as “junk” or high yield/high risk) loan and debt instruments with maturities of not more than three years, as well as, to a lesser extent, dividend yielding preferred securities, all of which will represent what the Advisor believes to be deep value opportunities, in that they will offer prospective returns that are high in proportion to their risks as assessed by the Advisor based on its fundamental analysis. A security may be sold if, in the opinion of the Advisor, there has been a change in the position’s fundamentals or relative value, or the risk and return profile has deteriorated, or the Advisor may wish to pursue more attractive investment alternatives.

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We expect to find investment opportunities in a variety of different industries, but we will concentrate at least 25% of our investments in the short-term business credit institution industry. The policy to concentrate in an industry is a fundamental policy of the Trust and may not be changed without shareholder approval. If there is an attractive opportunity, we may invest in smaller or larger companies. The Trust expects its investments to be non-correlated to the equity markets and structured to have certain terms, protections and features that the Advisor believes will help mitigate the risk of the investment. Some of these features may include, but need not be limited to: senior secured investments, the collateralization of specific assets, personal guarantees, insurance guarantees, default penalties, restrictions concerning change in control, provisions based on financial performance and certain controls on mechanisms affecting operations.

By investing in Fixed Income Securities with maturities of not more than three years, and often with more frequent interest payments (e.g., monthly or quarterly) as compared to many other available investments, the Advisor believes that the Trust may be able to enhance the overall liquidity of the Trust’s portfolio.

Portfolio Composition

Under normal market conditions, the Trust’s investment policies will include investments in any combination of the following securities. Additional information with respect to the Trust’s investment policies and restrictions is contained in the SAI.

Asset-Backed Securities . The Trust may invest in debt obligations that are asset-backed securities. Asset-backed securities are a form of structured debt obligation. The collateral for these securities may include, but need not be limited to, such assets as: accounts receivable; contracts; hard assets such as property, plant and equipment; leases; loans; and intellectual property. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and certain asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, there is the possibility that, in some cases, recoveries on the underlying collateral may not be available to support payments on the securities.

Senior Loans . Senior Loans hold the most senior position in the capital structure of a business entity or share the senior position with other senior debt securities of the borrower, are typically secured with specific collateral and have a claim on the assets and/or shares of the borrower that is senior to that held by subordinated debt holders and shareholders of the borrower. The Trust, as a direct lender to the borrower, assumes the credit risk of the borrower directly. Interest rates on Senior Loans are based on a base rate plus a premium spread over the base rate and the interest rates adjust periodically over set periods of time such as monthly, quarterly, semiannually or annually. Senior Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Senior Loans involve investment risk and certain borrowers will default on their Senior Loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Trust’s net asset value. Senior Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid and the Trust may have more difficulty in certain cases of disposing of Senior Loans than it would have for other types of investments.

Second Lien or Subordinated Loans . The Trust may invest in Second Lien or Subordinated Loans, which have many of the same general characteristics as Senior Loans except that such loans are second or third in lien priority rather than first. Second Lien Loans are second in priority of payment to one or more Senior Loans of the borrower and are typically secured by a second priority security interest or lien to or on specific collateral securing the borrower’s obligation under the loan interest. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust. Subordinated Loans or debt generally will rank lower in priority of payment to one or more Senior Loans and Second Lien Loans. Subordinated Loans typically are secured by a lower priority security interest or lien to or on specified collateral and the rights and protections under the loan are subordinate to the rights of the Senior Loan and Second Lien Loan holders. The cash flow of the borrower or collateral, if any, securing a Subordinated Loan may be insufficient to meet payments after giving effect to the Senior Loan and Second Lien Loan obligations of the borrower and the risk of loss to the Trust is greater than for higher priority loans. Because of the higher degree of investment risk, Subordinated Loans often pay interest at higher rates reflecting this additional risk.

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Dividend Yielding Preferred Securities . The Trust may invest in dividend yielding preferred securities, sometimes referred to as traditional preferred securities, consisting of preferred shares issued by an entity taxable as a corporation. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have “preference” over common shares in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on such preferred securities before paying any dividends on its common shares. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of such preferred securities typically have a liquidation value that usually equals the original purchase price at the date of issuance. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common shares can be paid. The Trust does not envision investing in non-cumulative preferred securities. There is no assurance that dividends or distributions on the preferred securities in which the Trust invests will be declared or otherwise made payable.

The market value of preferred securities may be affected by favorable and unfavorable changes affecting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Shares of Other Investment Companies . The Trust will take expenses into account when evaluating the merits of an investment in another investment company. The securities of other investment companies may be leveraged, in which case, if the Trust invests in such securities, any leverage risks to which the Trust would already be subject would be augmented by the leverage risks to which those securities were subject. As described in the Prospectus in the sections entitled “Investment Objective and Principal Investment Strategies—Leverage” and “Risk Factors,” the NAV and market value of leveraged securities will usually be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Other investment companies may have investment policies that differ from those of the Trust. To the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than those employed by the Advisor.

Fixed Income Securities are subject to the risk of non-payment of interest, dividends and principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing any Fixed Income Securities would satisfy the debtor’s obligation in the event of non-payment of interest, dividends or principal, or that such collateral could be readily liquidated if at all. In the event of the default or bankruptcy of a debtor, the Trust could experience delays or limitations with respect to its ability to realize the benefits, if any, of the collateral securing the debtor’s Fixed Income Securities. The collateral securing Fixed Income Securities may lose all or substantially all of its value, including in the event of the default or bankruptcy of the debtor.

Active trading markets are unlikely to exist for some or all of the Fixed Income Securities. The Trust anticipates that many of the Fixed Income Securities will not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any securities exchange. The amount of public information available with respect to the Fixed Income Securities will generally be less extensive than that available for registered or exchange-listed securities. In the event the Fixed Income Securities are rated, they are likely to be rated below-investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below-investment grade. The Advisor does not view ratings to be the determinative factor in their investment decisions and rely more upon their own investment analyses.

Fixed Income Securities that are rated below-investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Fixed income securities rated below-investment grade (junk bonds) involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result. it may be more difficult for the Trust to sell these securities, or the Trust may only be able to sell the securities at prices lower than if the securities were highly liquid. Furthermore, the Trust may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated securities may be less than the prices used in calculating the Trust’s NAV.

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Other Investment Policies

The Trust may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world outside the United States (“Non-U.S. Securities”). Such investments could result in the Trust incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Trust to deliver or receive a specified currency on a specified date. Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is generally less liquidity in many foreign securities markets than in the United States markets and, at times, greater price volatility than in the United States markets. The U.S. dollar may appreciate against the non-U.S. currencies in which the Trust’s Non-U.S. Securities are denominated. Additional risks to which the Trust may be subject if it invests in Non-U.S. Securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest, including to investors located outside the country, whether from currency blockage or otherwise.

The Trust may also invest in emerging market issuers, which may involve additional risks compared to investing in the securities of U.S. issuers or in the Non-U.S. Securities of issuers in developed foreign countries. These emerging market securities may include, without limitation, the securities of: (a) supranational entities; (b) foreign corporate issuers; and (c) corporations that generate significant profits from emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There will be no minimum rating criteria for the Trust’s investments in such securities. Issuers of these securities may be subject to risks that do not apply to issuers in more developed countries. Less information about the issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. The economies of emerging market countries may grow at slower rates than expected or may be more prone to downturns or recessions.

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions. The Trust may take a temporary defensive position and invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or similar investments. The Trust would not be pursuing its investment objective in these circumstances, could miss favorable market developments and may not achieve its investment objective.

Pending the investment of assets in accordance with the Trust’s principal investment strategies, the Trust may invest its assets in liquid, investment-grade debt securities, money market funds, U.S. Treasury and agency securities, municipal bonds, bank accounts and similar investments. Any income earned from such investments will ordinarily be reinvested by the Trust in accordance with its principal investment strategies.

Many of the considerations entering into the investment recommendations and decisions of the Advisor are subjective.

Risk Management Techniques

In addition to the investment strategies described above, the Trust may, but is not required to, engage in various other “Risk Management Transactions” described below, including without limitation derivatives transactions, for hedging and risk management purposes. Such Risk Management Transactions are commonly used in modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the purpose of engaging in Risk Management Transactions would be to further the Trust’s investment objective, no assurance can be given that this will be successful.

The Trust may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices and other financial instruments (see “Risk Factors” below). The Trust may use Risk Management Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates or manage the effective maturity or duration of the Trust’s portfolio.

Risk Management Transactions have risks, including the imperfect correlation between the value of the instruments invested in and the underlying assets, the possible default of other parties to the transactions and the illiquidity of the instruments. Furthermore, the ability to successfully use Risk Management Transactions depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Risk Management Transactions may result in losses that would not have been experienced if the transactions had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Risk Management Transactions will not otherwise be available to the Trust for investment purposes.

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Use of Options

The Trust may purchase and write (i.e., sell) put and call options on securities, securities indices, interest rates and currencies, as the Advisor determines to be appropriate, for hedging and risk management purposes. For example, the Trust may purchase or write options on particular securities to protect against a decline in the market value of those securities, which it holds in its portfolio, or to anticipate an increase in the market value of securities that it may purchase in the future; and the Trust may purchase and write put and call options on foreign currencies to manage its exposure to foreign currency exchange rates.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Options on interest rates and currencies operate in a similar manner. Options on indices also operate similarly, except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is (in the case of call options) greater than or (in the case of put options) less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. In addition, in the case of options on indices, settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The market value of an option generally reflects the market price of the underlying asset. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying asset and the time remaining until the expiration date of the option.

A purchaser of put and call options pays a premium for such options. When a party writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the party will realize as profit the premium received for such option. When a call option of which a party is the writer is exercised, the writer will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a party is the writer is exercised, the party will be required to purchase the underlying securities at a price in excess of the market value of such securities. If price movements in the underlying assets are such that exercise of the options would not be profitable, loss of the premium paid may be offset by an increase in the value of the securities or by a decrease in the cost of acquisition of securities.

At the time of writing a call option, a party may cover the option by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index. At the time of writing a put option, the party may cover the put option by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

The initial purchase (or sale) of an option contract is an “opening transaction.” In order to close out an option position, the transacting party may enter into a “closing transaction,” which is simply the sale (or purchase) of an option contract on the same asset with the same exercise price and expiration date as the option contract originally opened. If a transacting party is unable to effect a closing purchase transaction with respect to an option it has written, it will be unable to sell the underlying asset until the option expires or the asset is delivered upon exercise.

Options may be purchased and written on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

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A party may write “covered” call options on securities in an attempt to provide a partial hedge to another of the party’s positions. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options. When the party writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the party retains the risk of loss from a decline in the value of the underlying security during the option period. Although the party may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the party. If such an option expires unexercised, the party realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the party.

Leverage

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes. This practice is known as “leverage.” The Trust does not currently foresee incurring leverage but, subject to the limitations imposed by the 1940 Act, the Trust may incur leverage from time to time, by borrowing from banks, issuing debt securities, issuing preferred shares or entering into certain portfolio transactions that may give rise to leverage.

The Declaration of Trust authorizes the Trust, without the prior approval of shareholders, to incur leverage up to the limitations imposed by the 1940 Act. As a result, the Trust may borrow money from a bank or issue debt securities in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. In this connection, the Trust would issue notes or other evidence of indebtedness (including in respect of bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets to security interests. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, immediately after any such borrowings, the Trust must have an “asset coverage” of at least 300%. With respect to such borrowings, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of indebtedness represented by senior securities issued by the Trust. The Trust may also engage in certain portfolio transactions and investment strategies and techniques that may give rise to a form of leverage. Such transactions will not be considered borrowings so long as they are collateralized or covered by entering into offsetting transactions or segregating or earmarking liquid securities on the books of the Trust as required by the 1940 Act. To the extent that the Trust does not segregate liquid assets or otherwise collateralize or cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement that the Trust have an asset coverage of at least 300%. The Trust may also incur leverage through the issuance of preferred shares, provided it maintains an asset coverage of at least 200% under the applicable terms of the 1940 Act. However, the Trust has no current intention of issuing any preferred securities.

The Trust may borrow money to purchase portfolio securities and for portfolio management purposes. The Trust may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Trust in the event the Trust has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under circumstances that would otherwise result in the liquidation of investments. The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions when timing might otherwise require detrimental dispositions of Trust securities.

The Advisor and the Trust’s Board will regularly review the Trust’s use of leverage.

Any leverage incurred by the Trust would generally have complete priority over the Trust’s Shares upon the distribution of assets. The timing of any leverage and the terms of the leverage would be determined by the Advisor. The terms of any leverage may contain provisions that limit certain activities of the Trust, including the payment of distributions to common shareholders or others in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant lenders and holders of preferred shares certain voting rights in the event of a default in the payment of interest on or repayment of principal. In the event that any such provisions would impair the Trust’s status as a RIC under Subchapter M of the Internal Revue Code, the Trust intends to repay the leverage.

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Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial reports to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant would be one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant would be one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and the market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the common shareholders or result in fluctuations in the distributions paid on the Shares. To the extent total return exceeds the cost of leverage, the Trust’s return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with Trusts received from the use of leverage is less than the cost of leverage, the Trust’s return will be less than if leverage had not been used and therefore the amount available for distribution to common shareholders as distributions and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it expects that the benefits to the common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Trust anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. However, this cannot be assured.

Section 18 of the 1940 Act requires certain actions by the Trust if its asset coverage falls below certain levels. Under the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue indebtedness represented by senior securities (as defined in the 1940 Act) unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 300% of such indebtedness. If it issues indebtedness represented by senior securities, the Trust intends, to the extent possible, to purchase or redeem such securities from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any such securities, the terms of any such securities would likely have to include more stringent asset coverage provisions, which would require the redemption of any such securities in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under Subchapter M of the Internal Revenue Code. In the event that, twelve months after the issue of indebtedness represented by senior securities, the Trust fails to have an asset coverage of at least 100%, holders of any such securities would be entitled to elect a majority of the Trustees of the Trust. In the event that, twenty-four months after the issue of indebtedness represented by senior securities, the Trust fails to have an asset coverage of at least 100%, an event of default would be deemed to have occurred.

In addition, under Section 18 of the 1940 Act (and as more specifically set forth in the 1940 Act), the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 200% of the involuntary liquidation preference of the Trust’s preferred shares plus the amount of senior securities representing indebtedness. In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the Trust’s asset coverage is at least 200% of such liquidation value plus such indebtedness. If it issues preferred shares, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain the asset coverage described above. In addition, as a condition to obtaining ratings on any preferred shares, the terms of any such preferred shares would likely have to include more stringent asset coverage provisions, which would require the redemption of any such preferred shares in the event of noncompliance by the Trust and might also prohibit distributions on the Shares in such circumstances. In order to make any such purchases or redemptions, the Trust may have to liquidate portfolio securities. Such purchases, redemptions and liquidations would cause the Trust to incur transaction costs and could result in capital losses to the Trust. Prohibitions on distributions on the Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has any preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of any such preferred shares as a class. The remaining Trustees of the Trust will be elected by common shareholders and any holders of preferred shares voting together as a single class. In the event the Trust fails to pay distributions on any preferred shares for two years, holders of any such preferred shares would be entitled to elect a majority of the Trustees of the Trust.

There can be no assurance that any leveraging strategy pursued by the Trust will successfully contribute to the Trust’s investment objective or that any such strategy will not reduce returns and degrade Trust performance.

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MANAGEMENT

Board of Trustees

The Board of the Trust has overall responsibility for monitoring the Trust’s investment program and its management and operations. Each member of the Board shall hold office until the next meeting of shareholders called for the purpose of considering the election of Trustees.

Biographical Information

Interested Trustees

Our interested Trustees are Trustees who are “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

Name, Age, Address(a)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(b) Overseen by Trustee	Other Public Directorships Held by Trustee, Past Five Years
Bradley Reifler, 54	Interested Trustee(c), Chief Executive Officer(d), Portfolio Manager	Commenced [date] for a term of office of X year[s].	Since 2009, founder and Chief Executive Officer, Forefront Capital group; and Chief Executive Officer, Forefront Capital Management. From 1995 to 2008, founder and Chief Executive Officer, Pali Capital Inc.	1	Trustee of the Millbrook School, Millbrook, NY
David Wasitowski, 49	Interested Trustee(c) Chief Financial Officer, Chief Compliance Officer(d), Portfolio Manager	Commenced [date] for a term of office of X year[s].	Since 2009, President and Chief Financial Officer, Forefront Capital Markets, LLC; and Chief Operating Officer and Chief Financial Officer, Forefront Capital Management. From 2003 to 2008, member of Pali Capital Inc.’s executive management team.	1	None

(a) The address of each Trustee and officer is in care of the Trust at 590 Madison Ave, 34th Floor, New York, NY 10022.

(b) The term “Fund Complex” refers to the Trust and no other funds.

(c) Each of Messrs. Reifler and Wasitowski is an “Interested Person” by virtue of his position as an officer of the Trust.

(d) Each of Messrs. Reifler and Wasitowski is also an officer of the Advisor and a member of the Advisor’s Investment Committee and Valuation Committee.

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Independent Trustees

Our independent Trustees are Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

Name, Age, Address(a)	Positions with Company	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in the Fund Complex(b) Overseen by Trustee	Other Public Trusteeships Held by Trustee , Past Five Years

(a) The address of each Trustee and officer is in care of the Trust at 590 Madison Ave, 34th Floor, New York, NY 10022.

(b) The term “Fund Complex” refers to the Trust and no other funds.

The Trustees were selected to join the Board based upon the following, as to each Trustee: such person’s character and integrity; such person’s service as a member of other boards of directors; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Reifler and Wasitowski, his status as not being an “interested person” as defined in the 1940 Act; and, as to each of Messrs. Reifler and Wasitowski, his role with the Advisor and its affiliates. No factor, by itself, was controlling. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Responsibilities of the Board of Trustees

The Board is responsible for directing the management of the business and affairs of the Trust. The Trustees oversee the Trust’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Trust’s management and evaluating the performance of the Trust’s service providers including without limitation the Advisor, the Custodian and the Transfer Agent. As part of this process, the Trustees consult with the Trust’s independent auditors and with the Trust’s legal counsel.

The Trustees review the Trust’s financial statements and performance, as well as the quality of the services being provided to the Trust. As part of this process, the Trustees review the Trust’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Trust continues to have access to high quality services in the future.

The Board anticipates that it will hold                          regularly scheduled meetings each year; additional meetings may be scheduled as needed. The Board has an Audit Committee and                 that meet periodically and whose responsibilities are described below. The Board may in its discretion from time to time establish additional committees, including ad hoc committees.

Because the Trust was organized recently, the Board has not held any meetings. Each Trustee expects to attend at least 75% of the aggregate number of meetings of the Board and the committees on which he or she serves. The Trust does not have a formal policy regarding attendance by Trustees at meetings of shareholders.

Mr.              serves as Chairman of the Board. Mr.                    serves as Lead Independent Trustee. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Trustee and presides at all meetings of the Board. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and if, and when they consider it necessary and appropriate to the exercise of their duties may be advised by independent legal counsel.

The Board has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Trust, the number of Independent Trustees (who constitute a majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Advisor, but also enhances the ability of the Independent Trustees to exercise their responsibilities in an orderly and efficient manner.

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Audit Committee

The Trust’s Audit Committee is composed entirely of all of the Independent Trustees. The members of the Audit Committee are            ..            serves as the Chair of the Audit Committee. The Audit Committee has, as its primary purpose, oversight responsibility with respect to: (a) the adequacy of the Trust’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Trust’s financial statements and the independent audit thereof; (c) the adequacy of the Trust’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Trust’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Trust’s independent auditors; and (f) the Trust’s internal audit function, if any. Because the Trust recently commenced operations, the Audit Committee has not held any meetings as of the date hereof. The Trust’s Board of Trustees adopted an Audit Committee Charter at its organizational meeting.

Risk Oversight

The Board’s role in risk oversight of the Trust reflects its responsibility under applicable state law to oversee generally, rather than to manage, the business and affairs of the Trust. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Trust risks (including investment, compliance, valuation and other risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Trust, but relies upon the Trust’s management (including the Trust’s Advisor) and Chief Compliance Officer, who reports directly to the Board, to assist it in identifying and understanding the nature and extent of such risks and determining whether and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Trust management and the Advisor regarding the Trust’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Trust’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Trust. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Trust’s independent public accounting firm to review, among other things, reports on the Trust’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The day-to-day operations of the Trust will be conducted through or under the direction of its officers: Bradley Reifler, Chief Executive Officer and one of the Trust’s Portfolio Managers, and David Wasitowski, Chief Financial Officer, Chief Compliance Officer and one of the Trust’s Portfolio Managers. Messrs. Reifler and Wasitowski are both also interested members of the Board of Trustees, as well as officers of the Advisor. For more information regarding Messrs. Reifler and Wasitowski, see the table under “—Interested Trustees”.

The Trust does not have any other officers or employees. The Trust expects Messrs. Reifler and Wasitowski to be assisted in managing the day-to-day operations of the Trust and providing Board secretary and other similar functions by the Administrator and employees of the Advisor and its affiliates (without remuneration therefor other than, for the Administrator, under the terms of the Administration Agreement and, for the Advisor, through its fees; see “Management of the Trust—Advisor” in the Prospectus).

Security Ownership of Management

The following table shows the dollar range of equity securities owned by the Trustees in the Trust and in other investment companies overseen by the Trustees within the same family of investment companies as of              , 2014. Investment companies are considered to be in the same family if they share the same investment Advisor or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

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Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies (1)
Interested Trustees:
Bradley Reifler
David Wasitowski
Non-interested Trustees:

(1) The term “family of investment companies” means any two or more registered investment companies that share the same investment Advisor or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

As of            , 2014, none of the disinterested Trustees and their family members owned beneficially or of record securities issued by the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

Trustees who are not “interested persons,” as defined in the 1940 Act, receive a fee for each Board and committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are “interested persons,” as defined in the 1940 Act, and the Trust’s officers do not receive compensation from the Trust or any affiliate of the Trust that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at Board and committee meetings.

CODES OF ETHICS

Each of the Trust and the Advisor has adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Trust, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Trust’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at www.sec.gov and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Following the termination of the initial offering period and the commencement of the Trust’s investment operations it is anticipated that no single shareholder will own beneficially more than 5% of the outstanding Shares of the Trust. Prior thereto, including as of the date of this SAI, the Trust has a single, founding shareholder,              .

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Advisor

As detailed in the Prospectus, the Advisor is the investment adviser of the Trust and, as such, has responsibility for the management of the Trust’s affairs under the supervision of the Board of Trustees. The Advisor is a wholly owned subsidiary of Forefront Management, LLC, a diversified financial services company.

The Trust will not pay the Advisor a fixed management fee. Instead, the Trust will pay the Advisor an Incentive Fee. The method of calculating the Incentive Fee is described in the Prospectus under “Management of the Trust—Advisor—Incentive Fee.”

Administrator

(the “Administrator”), located at                   , serves as the administrator to the Trust pursuant to an administration agreement between the Trust and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator is responsible for certain matters pertaining to the administration of the Trust, including: (a) maintaining corporate and financial books and records, (b) providing administration services and (c) performing other accounting and clerical services. The Administrator is permitted to delegate any or all of its duties to its affiliated entities. The Administrator furnishes at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under the Administration Agreement. The Administrator is not required to pay the compensation of any employee of the Trust. See the section entitled “Management of the Trust—The Administrator” in the Prospectus.

Custodian

serves as the custodian of the Trust’s assets pursuant to a Custodian Services Agreement between the Trust and the Custodian, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers. The Custodian serves as escrow agent with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Trust. See the section entitled “Management of the Trust—Custodian and Escrow Agent” in the Prospectus.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is                     .                   conducts an annual audit of the Trust’s financial statements.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Trust by Ellenoff Grossman & Schole LLP, New York, New York.

Privacy Policy

The Trust comes into possession of nonpublic personal information about shareholders from the information it receives in subscription agreements and information relating to shareholders transactions.

The Trust’s privacy policy set forth below applies to the nonpublic personal information of individual investors, shareholders, prospective investors and former investors in the Trust (“Nonpublic Personal Information”). These policies apply to individuals only, and are subject to change.

The Trust does not disclose any Nonpublic Personal Information to anyone other than (i) Trust employees and service providers as necessary, (ii) the Distributor, in order to determine the shareholder’s eligibility for services offered by the Distributor or its affiliates and (iii) as compelled or permitted by law. It may also be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them.

A shareholder may limit the extent to which the Trust shares the shareholder’s Nonpublic Personal Information with the Distributor by calling                          .. However, the Trust may still share such information with its service providers as necessary to service such shareholder’s investment or under other circumstances permitted by law. The Distributor may also market investment services to a shareholder where it has its own relationship with the shareholder. Once a shareholder has informed the Trust about his or her privacy preferences, they will remain in effect until the shareholder notifies the Trust otherwise.

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Except as otherwise expressly provided above, the Trust restricts access to Nonpublic Personal Information to its employees and service providers who need to know the information to enable the Trust to serve its shareholders. The Trust and its service providers maintain physical, electronic and procedural safeguards to guard Nonpublic Personal Information.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The proxy voting policies and procedures of the Advisor are attached as Appendix A. Information regarding how the Trust voted proxies relating to portfolio securities during the 12-month period ending                          , 2015 will be available (1) without charge, upon request, by calling toll free,                          and (2) on the SEC’s website at www.sec.gov.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Trust anticipates investing substantially all of its assets in private transactions that will not involve brokerage commissions. The Advisor is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers, if any, to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to fixed income instruments and other types of securities, the Trust may (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts will be paid, (ii) purchase and sell securities in the over-the-counter market from or to an underwriter or dealer serving as market maker for the securities, in which case the price will include a fixed amount of compensation to the underwriter or dealer and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services. Sales to dealers are effected at bid prices.

Affiliates of the Advisor may participate in the primary and secondary market for fixed income instruments. Because of certain limitations imposed by the 1940 Act, this may restrict the Trust’s ability to acquire some fixed income instruments. The Advisor does not believe that this will have a material effect on the Trust’s ability to acquire fixed income instruments consistent with its investment policies.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions will be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor is responsible for making investments and will engage in investment transactions in a manner deemed fair and reasonable to the Trust in and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Advisor considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order and the best net price. There may be instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services.

Under applicable law, the Advisor, under certain circumstances, may cause the Trust to pay a broker or dealer a commission for effecting a transaction in excess of the amount another broker or dealer would have charged for effecting the same transaction, in recognition of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). The Advisor can pay such a higher commission if the Advisor has determined in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Trust and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term. While the receipt of the brokerage and research services described above are not expected to reduce the expenses of the Advisor, it is expected that the Advisor will, through the use of such services, avoid incurring additional expenses by trying to develop comparable information on its own. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

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While the Trust’s annual portfolio turnover rate is not expected to exceed 200% in normal circumstances, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. Because it is difficult to predict future portfolio turnover rates accurately, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased costs incurred by the Trust, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

TAXES

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Trust and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold Shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment or persons that will hold Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction .

Taxation of the Trust

The Trust intends to be treated as a partnership for U.S. federal income tax purposes for as long as it has at least two members. As a result, the Trust will itself not be subject to U.S. federal income tax. Rather, each of the Trust’s shareholders, including the Trust, will be required to take into account, for U.S. federal income tax purposes, its allocable share of the Trust’s items of income, gain, loss, deduction and credit.

The Trust intends to elect to be treated and to qualify annually as a RIC (a “RIC”) under Subchapter M of the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of shares, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Trust’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Trust controls and that are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of determining whether the Trust satisfies the 90% gross income test described in clause (2) above, the character of the Trust’s distributive share of items of income, gain and loss derived through the Trust generally will be determined as if the Trust realized such tax items directly. Similarly, for purposes of determining whether the Trust satisfies the asset diversification test described in clause (3) above, the Trust intends to “look through” the Trust to the underlying assets.

As a RIC, the Trust generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Trust intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending December 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Trust will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on                          of any calendar year if it is declared by the Trust in                          with a record date in such a month and paid by the Trust during                          of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Trust failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Trust would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Trust could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Trust of ordinary income (including “market discount” realized by the Trust on the sale of debt securities) and of net short-term capital gains, if any, realized by the Trust will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Trust’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Shares. A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Trust generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the Plan. Shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Trust issues additional Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares. The additional Shares received by a shareholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Shares were credited to the shareholder’s account.

The Trust may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Trust on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, the Trust intends to allocate capital gain dividends, if any, between its Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

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Sale or Exchange of Shares

Upon the sale or other disposition of Shares (except pursuant to a repurchase by the Trust, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.

From time to time, the Trust may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Trust increase as a result of such tender, will be treated as having received a taxable distribution from the Trust. The extent of such risk will vary depending upon the particular circumstances of the tender offer and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Trust.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Trust’s Investments

Certain of the Trust’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Trust’s status as a RIC. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Trust may invest a portion of its Managed Assets in below-investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Trust. U.S. federal income tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Trust, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

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Original Issue Discount Securities

Investments by the Trust in zero coupon or other discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the OID) each year during which the Trust holds the securities, even if the Trust receives no cash interest payments. If the Trust purchases debt instruments as part of a package of investments where the Trust also invests in common shares, other equity securities or warrants, the Trust might be required to accrue OID in an amount equal to the value of such common shares, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Trust’s purchase price for such package of investments). OID is included in determining the amount of income which the Trust must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Trust, the Trust may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Securities

In general, the Trust will be treated as having acquired a security with market discount if its stated repurchase price at maturity (or, in the case of a security issued with OID, its revised issue price) exceeds the Trust’s initial tax basis in the security by more than a statutory de minimis amount. The Trust will be required to treat any principal payments on or any gain derived from the disposition of, any securities issued with market discount as ordinary income to the extent of the accrued market discount, unless the Trust makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Trust sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Trust’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Trust’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Trust.

Preferred Shares or Borrowings

If the Trust utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of and payment of dividends on Shares in certain circumstances. Limits on the Trust’s payments of dividends on Shares may prevent the Trust from meeting the distribution requirements described above and may, therefore, jeopardize the Trust’s qualification for taxation as a RIC and possibly subject the Trust to the 4% excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Trust may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income of the Trust is “effectively connected” with a U.S. trade or business carried on by the shareholder.

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If the income from the Trust is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Trust that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years beginning before January 1, 2014, in each case to the extent the Trust properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder and that satisfy certain other requirements. There can be no assurance as to whether or not this exemption will be extended to taxable years beginning after December 31, 2013. A foreign shareholder whose income from the Trust is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Trust may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in the Trust.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% United States federal withholding tax may apply to any dividends paid after June 30, 2014 and the gross proceeds from a disposition of our Shares occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from or be deemed to be in compliance with, these rules. You should consult your own tax advisor regarding this legislation and whether it may be relevant to your ownership and disposition of our Shares.

Other Taxation

Trust shareholders may be subject to state, local and foreign taxes on their Trust distributions. Shareholders are advised to consult their own tax Advisors with respect to the particular tax consequences to them of an investment in the Trust.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Trust as of               , 2014 included as an exhibit hereto has been included herein in reliance on the report of                and upon the authority of such firm as experts in auditing and accounting.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[to come]

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Part C. Other Information

Item 25. Financial Statements and Exhibits

1.	Financial statements:
Statement of Assets and Liabilities of Forefront Income Trust (the “Registrant”), as of , 2014.
Report of Independent Registered Public Accounting Firm.
2.	Exhibits
	a.1	Certificate of Trust of the Registrant, dated March 11, 2014. (1)
	a.2	Agreement and Declaration of Trust of the Registrant, dated March 11, 2014.
	b.	Bylaws of the Registrant.
	c.	None.
	d.	Exhibits a.1, a.2 and b are incorporated herein by reference.
	e.	Automatic Dividend Reinvestment Plan.
	f.	None.
	g.	Form of Investment Management Agreement between the Registrant and Forefront Capital Management, LLC (the “Advisor”).
	h.1	Form of Distribution Agreement between the Registrant and .
	h.2	Form of Dealer Agreement.
	h.3	Form of Distribution and Service Plan.
	i.	None.
	j.	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company.
	l.1	Opinion and Consent of Ellenoff Grossman and Schole LLP as to the Registrant’s Shares.
	l.2	Opinion and Consent of as to certain matters of Delaware law.
	m.	None.
	n.	Consent of Independent Registered Public Accounting Firm.
	o.	None.
	p.	Subscription Agreement.
	q.	None.
	r.1	Code of Ethics of the Registrant.
	r.2	Code of Ethics of Advisor.
	s.	Power of Attorney.

_______________________
*	Filed herewith.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the Commission on April 7, 2014.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$
FINRA fees	$
Blue Sky registration expenses	$
Printing and engraving expenses	$
Legal fees	$
Accounting expenses	$

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Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders
Common shares of beneficial interest

Item 30. Indemnification

Reference is made to Article 8 (Indemnification) of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Forefront Capital Management, LLC is the investment adviser to the Registrant, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Trust” and “Investment Management and Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Advisor during the last two fiscal years is incorporated by reference to Form ADV filed by the parent company of the Advisor with the SEC under the Investment Advisors Act of 1940.

Item 32. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Advisor,                          , Attention: Secretary – Forefront Income Trust.

Item 33. Management Services

None.

Item 34. Undertakings

1.	The Registrant undertakes to suspend the offering of Shares until the prospectus is amended, if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
(2)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

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b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.	each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;
e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;
(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 11th day of June, 2014.

FOREFRONT INCOME TRUST

By:	/s/ Bradley Reifler
Name: Bradley Reifler
Title: Trustee and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Bradley Reifler	Trustee and Chief Executive Officer (principal executive officer)	June 11, 2014

/s/ David Wasitowski	Trustee and Chief Financial Officer (principal financial officer	June 11, 2014
and principal accounting officer)

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